UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22673

PIMCO Dynamic Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2013

Date of reporting period:	September 30, 2012

ITEM 1: REPORT TO SHAREHOLDERS

September 30, 2012

PIMCO Dynamic Income Fund

PIMCO Global StocksPLUS® & Income Fund

PIMCO High Income Fund

Contents

Letter to Shareholders	2–3

Fund Insights	4–8

Performance & Statistics	9–11

Schedules of Investments	12–38

Statements of Assets and Liabilities	39–40

Statements of Operations	41

Statements of Changes in Net Assets	42–44

Statements of Cash Flows	45

Notes to Financial Statements	46–79

Financial Highlights	80–82

Annual Shareholder Meetings Results/Proxy Voting Policies & Procedures	83

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	84–90

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	1

Dear Shareholder:

Stock markets in the United States reached their highest levels in four years during the six month fiscal reporting period ended September 30, 2012. These gains occurred despite economic slowdowns in the U.S., the European Union (“E.U.”) and China, and the growing uncertainty over future levels of U.S. taxes and spending. U.S. Treasury Bond interest rates reached all-time lows during the reporting period.

For the reporting period ended September 30, 2012

•                  PIMCO Dynamic Income Fund returned 19.91% on net asset value (“NAV”) and 15.18% on market price since its inception on May 30, 2012.

•                  PIMCO Global StocksPLUS® & Income Fund returned 13.87% on NAV and 16.05% on market price.

•                  PIMCO High Income Fund returned 15.84% on NAV and 15.35% on market price.

The Standard & Poor’s 500 Index, a proxy for the U.S. stock market, advanced 3.43%, the MSCI Europe, Australasia and Far East Index (“EAFE”) declined –0.70% in U.S. dollar terms, and the BofA Merrill Lynch High Yield Master II Index advanced 6.53% for the six months ended September 30, 2012. The broad bond market, as measured by the Barclays U.S. Aggregate Index, rose 3.68%, while the Barclays U.S. Treasury Bond Index rose 0.07% during the six months ended September 30, 2012.

Hans W. Kertess Chairman

Brian S. Shlissel President & CEO

The sovereign debt crisis in the E.U. appeared to deepen during the six month period. Growth in the 17 member euro zone declined to a 0.2% annual pace during the second quarter of 2012, and the unemployment rate in the E.U. reached 11.4%. According to the World Bank, growth in Asia dropped to an eleven-year low due to the slowing Chinese economy.

In the United States, the slowing economy was reflected in gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, during the fiscal reporting period. As the period opened, GDP was growing at 2.0% annually. During the second quarter of 2012, GDP slowed to an annual pace of 1.3%, and economic data indicated that growth in the July to September 2012 period would be similarly anemic. In contrast, the housing market showed signs of recovery, consumer confidence grew, and the unemployment rate fell to 7.8% in September 2012, the lowest level since January 2009.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
2	PIMCO High Income Fund Semi-Annual Report | 9.30.12

The Federal Reserve (the “Fed”) announced that it would launch a third round of “quantitative easing.” The Fed agreed to purchase $40 billion of mortgage securities each month for the foreseeable future. The objective is to continue to lower already record low mortgage rates in an effort to boost the housing market. The Fed also indicated that it would continue “Operation Twist,” which involves selling debt obligations with short-term maturities and purchasing debt obligations with longer-term maturities. The Fed also announced that the Fed Funds interest rate is expected to be held in the 0.0% to 0.25% range through 2015, longer than previously stated. Fed Chairman Ben Bernanke indicated that the goal of these policies “is to quicken the recovery and to help the economy begin to grow quickly enough to generate new jobs.”

The Road Ahead

Problems in the U.S., China and the E.U have fed on one another due to the intertwined nature of their respective economies. Exports have slowed, manufacturing has eased, and each country has been forced to unveil new stimulus measures to boost their economies.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

There are also concerns regarding the future levels of federal spending and taxes in the U.S. The actions of the President in the upcoming months will likely have an impact on interest rates and the financial markets.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	3

PIMCO Dynamic Income Fund Fund Insights

September 30, 2012 (unaudited)

For the period from its inception on May 30, 2012 through September 30, 2012 (the “reporting period”), PIMCO Dynamic Income Fund (the “Fund”) returned 19.91% on net asset value (“NAV”) and 15.18% on market price.

A host of macro issues caused the financial markets to experience periods of volatility during the reporting period. These included the ongoing European sovereign debt crisis, moderating global economic growth and aggressive central bank intervention. Against this backdrop, investor sentiment fluctuated between heightened risk aversion and robust risk appetite. The overall U.S. fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, returned 1.62% since the Fund’s inception. The yield curve steepened over the reporting period, as short-term yields declined more than their longer-term counterparts.

Spread sectors (non-Treasuries) generally outperformed equal-duration Treasuries during the reporting period as investors looked for yield in the low interest rate environment. For instance, emerging market debt advanced 10.42% since the Fund’s inception, as measured by the JPMorgan EMBI Global Index. The global high yield corporate bond market, as measured by the Barclays Global High Yield Index, returned 8.98%, compared to the global credit market advance of 6.21%, as measured by the Barclays Global Credit Index.

Sector positioning produces mixed results

The Fund posted strong absolute and relative returns during the reporting period. The Fund’s allocation to non-agency mortgage-backed securities was rewarded as these securities outperformed like-duration Treasuries given generally strong demand for high quality income. An allocation to high yield corporate bonds contributed positively to returns due to narrowing credit spreads during the reporting period. An emphasis on banking issues enhanced performance, as these bonds outperformed the broader market. An overweighting to the Insurance sector aided results, as this sector outperformed the broader market. The Fund’s underweighting to the long end of the yield curve added to performance as the curve steepened during the reporting period.

The Fund’s underweight position in the Energy and Communication sectors detracted from results, as both sectors outperformed the broader market during the reporting period.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
4	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Global StocksPLUS® & Income Fund Fund Insights

September 30, 2012 (unaudited)

For the six month fiscal period ended September 30, 2012, PIMCO Global StocksPLUS® & Income Fund (the “Fund”) returned 13.87% on net asset value (“NAV”) and 16.05% on market price.

A host of macro issues caused the global financial markets to experience periods of volatility during the reporting period. These included the ongoing European sovereign debt crisis, moderating global economic growth and aggressive central bank intervention. Against this backdrop, investor sentiment fluctuated between heightened risk aversion and robust risk appetite.

Despite strong performance as the reporting period progressed, the global equity markets produced mixed results during the six months ended September 30, 2012. Over this period, the U.S. stock market advanced 3.43%, as measured by the S&P 500 Index (the “S&P”). The S&P fell sharply during the first two months of the period, as investor risk aversion spiked due to fears of contagion from European sovereign debt crisis and weaker-than-expected economic data in the U.S. The S&P then rallied over the last four months of the period, given some signs of progress in Europe, coupled with additional quantitative easing by the Federal Reserve and the European Central Bank. While international developed equities, as measured by the MSCI EAFE Index, moved higher during three of the last four months of the period, it was not enough to offset earlier weakness. All told, international developed equities returned –0.70% for the six months ended September 30, 2012.

After initially rising in early April 2012, U.S. Treasury yields moved lower during much of the remainder of the reporting period. In late July, the yield on the 10-year Treasury reached an all-time low. The yield curve flattened during the six months ended September 30, 2012, as longer-term yields fell more than their short-term counterparts. The spread sectors (non-Treasuries) generally outperformed equal-duration Treasuries during the period as investors looked for yield in the low interest rate environment.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	5

PIMCO Global StocksPLUS® & Income Fund Fund Insights

September 30, 2012 (unaudited) (continued)

Equity exposure produces mixed results

Performance benefited on average by a 52% exposure to U.S. equities during the reporting period, as the Fund utilized S&P 500 futures contracts, along with a defensive option strategy that sought to generate income and limit losses. Detracting from results was the decline in foreign equity positions during the period. The Fund utilized total return swaps to gain access to the MSCI EAFE Index. The Fund’s average exposure to foreign stocks was 48% during the reporting period. A defensive option strategy was utilized which generated income from the premiums of written “at-the-money” or slightly “out-of-the-money” call options to generate income and purchased “out-of-the-money” put options to limit losses. The U.S. equity market rally had an adverse impact on the option strategy due to its defensive nature.

Allocations to spread sectors produced positive results

A minor portion of the Fund’s assets are invested in futures contracts and total return swaps. These instruments permit participation in the returns of the S&P 500 and MSCI EAFE indexes without having to hold the individual stocks which comprise these indexes. The majority of the Fund’s assets are actively managed in a portfolio of fixed income securities to add incremental return.

The Fund’s fixed income securities contributed to performance during the reporting period. Allocations to high yield and investment grade corporate bonds, with an emphasis on the Financial and Industrials sectors, had a positive impact on returns due to narrowing credit spreads during the six-month period. Allocations to non-agency mortgage-backed securities including commercial mortgage-backed securities, were rewarded as that asset class outperformed like-duration Treasuries given generally strong demand for high quality income. An allocation to the U.S. dollar-denominated debt of select corporate and quasi-sovereign entities in Mexico and Brazil enhanced performance as spreads tightened.

The Fund’s U.S. interest rate strategy, which called for an overweighting to the intermediate portion of the U.S. yield curve, enhanced performance as interest rates in the U.S. declined during the six month reporting period.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
6	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO High Income Fund Fund Insights

September 30, 2012 (unaudited)

For the fiscal six month period ended September 30, 2012, PIMCO High Income Fund (the “Fund”), returned 15.84% on net asset value (“NAV”) and 15.35% on market price.

A host of macro issues caused the financial markets to experience periods of volatility during the reporting period. These included the ongoing European sovereign debt crisis, moderating global economic growth and aggressive central bank intervention. Against this backdrop, investor sentiment fluctuated between heightened risk aversion and robust risk appetite. The overall U.S. fixed income market, as measured by the Barclays U.S. Aggregate Index, returned 3.68% during the six months ended September 30, 2012. After initially rising in early April 2012, U.S. Treasury yields moved lower during much of the remainder of the reporting period. In late July, the yield on the 10-year Treasury reached an all-time low. The yield curve flattened during the six months ended September 30, 2012, as longer-term yields declined more than their short-term counterparts. The spread sectors (non-Treasuries) generally outperformed equal-duration Treasuries during the period as investors looked for yield in the low interest rate environment.

The U.S. high yield market advanced 6.53% during the six months ended September 30, 2012, as measured by the BofA Merrill Lynch High Yield Master II Index (the “Index”). After a strong start in April 2012, the Index declined in May, due to fears of contagion from European sovereign debt crisis and weaker then expected economic data in the U.S. The Index then rallied over the last four months of the period, due to strong investor demand and some signs of progress in Europe. In addition, investor sentiment was buoyed by additional quantitative easing by the Federal Reserve Board and the European Central Bank. In aggregate, during the six month period, lower quality securities generally underperformed their higher quality counterparts, with CCC and lower-rated bonds returning 6.39% and BB/B-rated securities in the Index returning 6.55%.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	7

PIMCO High Income Fund Fund Insights

September 30, 2012 (unaudited) (continued)

Sector positioning produces mixed results

The Fund posted strong absolute and relative returns during the reporting period. The Fund’s allocation to non-agency mortgage-backed securities was rewarded as these securities outperformed like-duration Treasuries given generally strong demand for high quality income. An emphasis on select high quality banking issues enhanced performance, as these bonds outperformed the broader market. Both an overweighting to the Insurance sector, as this sector outperformed the broader market, as well as security selection within the Insurance sector, contributed positively to results. The Fund’s long duration added to performance as interest rates in the U.S. declined during the six month period.

Detracting from these positive results was the Fund’s underweight positions in the Energy and Communication sectors, as both sectors outperformed the broader market.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
8	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund
Performance & Statistics

September 30, 2012 (unaudited)

Total Return(1):	Market Price	NAV
Commencement of Operations (5/30/12) to 9/30/12	15.18%	19.91%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (5/30/12) to 9/30/12	Market Price	$28.23
Market Price NAV	NAV	$28.02
	Premium to NAV	0.75%
	Market Price Yield(2)	7.52%
	Leverage Ratio(3)	48.01%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund ‘s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income and short-term capital gains, if any) by the market price per share at September 30, 2012.

(3) Represents Reverse Repurchase Agreements (“Leverage”) outstanding, as a percentage of total Managed assets. Total Managed assets refer to total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	9

PIMCO Global StocksPLUS® & Income Fund
Performance & Statistics

September 30, 2012 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	16.05%	13.87%
1 Year	39.02%	43.37%
5 Year	19.92%	8.93%
Commencement of Operations (5/31/05) to 9/30/12	16.37%	11.28%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (5/31/05) to 9/30/12	Market Price	$22.18
Market Price NAV	NAV	$13.06
	Premium to NAV	69.83%
	Market Price Yield(2)	9.92%
	Leverage Ratio(3)	44.65%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income) by the market price per share at September 30, 2012.

(3) Represents Reverse Repurchase Agreements (“Leverage”) outstanding, as a percentage of total Managed assets. Total Managed assets refer to total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
10	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO High Income Fund
Performance & Statistics

September 30, 2012 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	15.35%	15.84%
1 Year	38.23%	34.55%
5 Year	16.20%	10.01%
Commencement of Operations (4/30/03) to 9/30/12	13.66%	11.07%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (4/30/03) to 9/30/12	Market Price	$14.00
Market Price NAV	NAV	$8.31
	Premium to NAV	68.47%
	Market Price Yield(2)	9.12%
	Leverage Ratio(3)	22.29%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund ‘s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at September 30, 2012.

(3) Represents Preferred Shares (“Leverage”) outstanding, as a percentage of total Managed assets. Total Managed assets refer to total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	11

PIMCO Dynamic Income Fund Schedule of Investments

September 30, 2012 (unaudited)

Principal Amount (000s)		Value
MORTGAGE-BACKED SECURITIES – 105.5%

£13,565	Alba PLC, 0.913%, 12/15/38, CMO (i)	$13,049,074
$13,627	American Home Mortgage Assets LLC, 0.507%, 8/25/37, CMO (i)	2,828,029
	American Home Mortgage Investment Trust, CMO (i),
10,879	0.517%, 9/25/45 (l)	7,760,251
9,739	0.817%, 2/25/44	2,508,991
	Banc of America Alternative Loan Trust, CMO,
418	0.617%, 5/25/35 (i)	299,853
382	6.00%, 6/25/46	296,441
	Banc of America Funding Corp., CMO (i),
15,300	zero coupon, 7/26/36 (a) (d)	8,393,739
39,148	0.429%, 4/20/47 (l)	28,124,409
4,612	0.669%, 2/20/35	1,196,226
636	2.817%, 1/20/47	467,262
921	2.956%, 1/25/35	552,710
5,608	3.04%, 3/20/36	4,531,241
	Banc of America Mortgage Trust, CMO (i),
701	2.66%, 10/20/46	376,644
2,744	5.419%, 1/25/36	2,445,985
	Banc of America ReRemic Trust, CMO (a) (d),
13,000	5.383%, 12/15/16 (l)	13,091,500
38,264	Bank of America Large Loan, 5.665%, 2/17/51 (a) (d) (g) (i)	39,338,632
	BCAP LLC Trust, CMO (a) (d),
14,380	3.05%, 5/26/36 (i)	6,749,524
8,051	5.017%, 3/26/35 (i)	6,701,938
27,771	5.085%, 4/26/37 (i)	14,307,655
6,052	5.168%, 10/26/35 (i)	4,126,730
13,221	5.50%, 12/26/35	8,012,520
4,770	5.676%, 7/26/35 (i)	3,126,076
13,581	Bear Stearns ALT-A Trust, 0.417%, 2/25/34, CMO (i) (l)	8,855,821
€25,552	Celtic Residential Irish Mortgage Securitisation, 0.36%, 11/13/47, CMO (i)	24,626,595
$6,475	Chase Mortgage Finance Corp., 5.356%, 3/25/37, CMO (i) (l)	5,525,082
	Citigroup Mortgage Loan Trust, Inc., CMO (i),
2,064	2.53%, 3/25/36	1,872,136
11,694	3.109%, 9/25/37 (l)	8,809,886
	Countrywide Alternative Loan Trust, CMO,
72,592	0.762%-1.543%, 12/25/35, IO	2,122,399
31,429	0.407%, 9/25/46 (i) (l)	20,001,786
34,945	0.947%, 11/25/35 (i) (l)	24,508,766
18,229	0.998%, 11/25/46 (i) (l)	9,725,255
595	5.50%, 2/25/20	596,700
5,998	5.50%, 7/25/35 (l)	5,307,365
21,851	5.50%, 12/25/35 (l)	17,310,198
421	5.50%, 1/25/36	350,248
5,886	5.50%, 4/25/37	4,350,119
598	5.75%, 1/25/36	460,766
20,334	5.75%, 1/25/37 (l)	15,153,773
6,925	5.75%, 4/25/37 (l)	5,535,031
1,009	6.00%, 6/25/36	804,754
402	6.00%, 12/25/36	282,911
5,607	6.00%, 1/25/37 (l)	4,392,216
697	6.00%, 2/25/37	481,245

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
12	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

$14,153	6.00%, 4/25/37 (l)	$10,242,089
14,197	6.00%, 5/25/37 (l)	10,691,779
5,117	6.00%, 7/25/37 (l)	4,268,964
25,424	6.934%, 7/25/36, IO (i)	6,462,556
2,748	37.701%, 5/25/37 (b) (i)	4,950,743
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
636	0.517%, 3/25/35 (i)	462,670
4,633	0.557%, 3/25/36 (i)	1,985,188
460	5.50%, 12/25/34	392,722
251	5.50%, 11/25/35	248,155
28,119	5.595%, 6/25/47 (i) (l)	25,467,327
914	6.00%, 7/25/37	773,545
12,298	6.00%, 8/25/37 (l)	11,037,429
656	6.00%, 1/25/38	595,714
	Credit Suisse Mortgage Capital Certificates, CMO,
3,000	1.441%, 10/15/21 (a) (d) (i)	2,627,430
15,380	5.187%, 7/26/37 (a) (d) (i) (l)	7,964,079
96,182	5.188%, 2/27/47 (a) (d) (g) (i) (l)	61,579,036
12,950	5.588%, 2/15/39 (i) (l)	13,384,673
10,000	5.692%, 4/16/49 (a) (d) (i) (l)	10,873,650
14,123	5.896%, 4/25/36 (l)	11,345,225
11,208	6.058%, 7/26/49 (a) (d) (i)	5,335,776
8,425	6.50%, 10/25/21 (l)	6,556,640
21,326	6.50%, 7/26/36 (l)	10,862,148
25,665	7.00%, 8/26/36 (a) (d)	10,285,003
5,397	7.00%, 8/27/36 (a) (d)	3,962,102
3,163	Deutsche ALT-A Securities, Inc., 6.00%, 10/25/21, CMO	2,534,116
	Diversity Funding Ltd., CMO (g) (i),
£10,860	2.001%, 2/10/46	15,187,276
£1,310	2.373%, 2/10/46	1,160,168
£1,193	2.842%, 2/10/46	749,213
£1,170	3.336%, 2/10/46	263,675
£702	4.623%, 2/10/46	73,452
£247	4.979%, 2/10/46 (b) (f)	3,980
£234	5.071%, 2/10/46 (b) (f)	3,767
€28,532	Emerald Mortgages PLC, 0.24%, 7/15/48, CMO (i)	26,674,093
€23,357	Fastnet Securities PLC, 0.361%, 8/10/43, CMO (i)	21,720,538
$16,139	First Horizon Alternative Mortgage Securities, 2.608%, 8/25/35, CMO (i)	3,743,285
1,620	First Horizon Asset Securities, Inc., 5.50%, 8/25/37, CMO	1,492,159
7,958	GMAC Commercial Mortgage Securities, Inc., 4.915%, 12/10/41, CMO (l)	7,936,338
5,869	Greenpoint Mortgage Funding Trust, 0.417%, 12/25/46, CMO (i)	1,931,262
	GSR Mortgage Loan Trust, CMO,
101	3.129%, 11/25/35 (i)	86,331
511	5.50%, 5/25/36	452,530
2,227	6.50%, 8/25/36 (i)	1,820,759
	Harborview Mortgage Loan Trust, CMO (i),
27,160	0.459%, 3/19/36 (l)	16,806,004
15,298	0.469%, 1/19/36 (l)	9,901,910
16,680	0.869%, 6/20/35 (l)	8,106,277
3,744	1.119%, 6/20/35	864,929
599	Impac CMB Trust, 0.937%, 10/25/34, CMO (i)	453,914
9,567	IndyMac IMSC Mortgage Loan Trust, 3.069%, 6/25/37, CMO (i) (l)	5,673,720
184	Indymac INDA Mortgage Loan Trust, 5.356%, 3/25/37, CMO (i)	151,457

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	13

PIMCO Dynamic Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

	Indymac Index Mortgage Loan Trust, CMO (i),
$7,695	0.417%, 11/25/46 (l)	$2,999,809
4,700	0.467%, 2/25/37	1,515,259
755	0.517%, 7/25/36	542,007
371	2.71%, 2/25/35	319,478
	JPMorgan Alternative Loan Trust, CMO (l),
61,575	0.417%, 6/25/37 (i)	29,863,258
14,186	5.85%, 11/25/36 (i)	12,896,922
10,000	5.96%, 12/25/36	7,328,330
5,000	6.31%, 8/25/36	3,553,865
76,289	JPMorgan Chase Commercial Mortgage Securities Corp., 2.234%, 6/16/45, CMO, IO (i) (l)	8,930,688
	JPMorgan Mortgage Trust, CMO (i),
14,083	2.997%, 6/25/37 (l)	11,126,823
10,512	5.571%, 4/25/37 (l)	9,436,503
2,996	5.831%, 10/25/36	2,797,209
8,050	Lavendar Trust, 5.50%, 9/26/35, CMO (a) (d) (g)	4,717,675
10,912	LB Commercial Mortgage Trust, 6.086%, 7/15/44, CMO (i) (l)	11,617,382
	LB-UBS Commercial Mortgage Trust, CMO (i),
301,571	0.186%, 2/15/40, IO (a) (d)	4,283,517
7,751	5.452%, 9/15/39 (l)	8,016,243
	Lehman Mortgage Trust, CMO,
339	5.50%, 11/25/35	340,457
2,823	6.00%, 8/25/36	2,206,353
1,737	6.00%, 9/25/36	1,259,938
13,475	6.50%, 9/25/37 (l)	11,179,156
51,053	7.25%, 9/25/37 (l)	26,996,491
6,016	Lehman XS Trust, 0.717%, 7/25/47, CMO (i)	278,669
	MASTR Adjustable Rate Mortgages Trust, CMO (i),
34,383	0.417%, 5/25/47 (l)	22,361,367
6,708	0.557%, 5/25/47	976,538
	MASTR Alternative Loans Trust, CMO (i),
29,291	0.567%, 3/25/36 (l)	4,795,473
37,435	0.617%, 3/25/36	6,479,506
729	MASTR Asset Securitization Trust, 5.26%, 11/25/33, CMO (a) (b) (d) (i) (m) (acquisition cost-$106,157; purchased 9/28/12)	171,971
	Morgan Stanley Reremic Trust, CMO (a) (d),
11,082	2.61%, 1/26/35 (i)	7,824,859
6,285	2.61%, 2/26/37 (i)	4,433,487
26,634	3.008%, 7/26/35 (i) (l)	16,240,575
4,998	5.32%, 9/26/35 (i)	3,841,861
7,969	6.00%, 4/26/36	4,742,610
	Newgate Fund PLC, CMO (i),
€2,750	1.502%, 12/15/50	1,922,992
€5,250	1.752%, 12/15/50	3,175,882
£4,150	1.903%, 12/15/50	3,635,519
£2,200	Newgate Funding PLC, 0.853%, 12/15/50, CMO (i)	1,887,297
	Nomura Asset Acceptance Corp., CMO,
$1,184	5.82%, 3/25/47	1,119,863
19,333	6.138%, 3/25/47 (l)	18,288,910
36,863	6.347%, 3/25/47 (l)	34,871,891
	Residential Accredit Loans Trust, CMO,
14,312	0.397%, 7/25/36 (i) (l)	8,469,492

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
14	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

$35,590	0.407%, 5/25/37 (i) (l)	$24,482,501
12,922	1.148%, 1/25/46 (i) (l)	8,182,029
1,885	6.00%, 8/25/35 (l)	1,700,686
469	6.00%, 6/25/36 (l)	346,161
646	6.00%, 6/25/36	476,329
10,844	6.00%, 8/25/36 (l)	8,275,999
2,133	6.024%, 1/25/36 (i)	1,427,424
25,436	7.00%, 10/25/37 (l)	18,999,939
	RBSSP Resecuritization Trust, CMO (a) (d),
10,960	3.114%, 2/26/36 (i) (l)	3,779,365
10,000	6.00%, 3/26/36	6,065,485
19,175	6.969%, 11/21/35 (i) (l)	11,673,203
34,872	7.289%, 11/26/35 (i) (l)	18,257,095
	Residential Asset Securitization Trust, CMO,
2,527	5.50%, 7/25/35	2,356,078
6,137	6.25%, 8/25/37	3,461,411
	Residential Funding Mortgage Securities I Trust, CMO,
626	5.85%, 11/25/35	556,282
8,722	5.883%, 8/25/36 (i) (l)	7,617,310
4,889	6.00%, 4/25/37	4,305,060
2,857	Sequoia Mortgage Trust, 0.589%, 7/20/36, CMO (i) (l)	1,896,101
£2,722	Southern Pacific Securities PLC, 4.176%, 12/10/42, CMO (i)	3,759,262
	Structured Adjustable Rate Mortgage Loan Trust, CMO (i) (l),
$8,081	4.891%, 8/25/36	5,786,868
16,325	5.151%, 2/25/37	10,439,000
6,360	5.189%, 4/25/47	4,953,667
	Structured Asset Mortgage Investments, Inc., CMO (i),
5,548	0.387%, 3/25/37	811,197
33,382	0.407%, 7/25/46 (l)	21,762,303
	Suntrust Alternative Loan Trust, CMO (i),
32,212	0.567%, 4/25/36 (l)	7,038,073
8,706	6.934%, 4/25/36, IO	2,315,069
	TBW Mortgage-Backed Pass Through Certificates, CMO (l),
9,884	5.80%, 3/25/37	4,835,912
15,000	6.12%, 3/25/37	7,562,715
36,137	6.50%, 7/25/36	18,990,577
	Vanwall Finance PLC, CMO (i),
£8,494	1.181%, 4/12/16	12,112,558
£7,494	1.441%, 4/12/16	10,226,047
	WaMu Mortgage Pass Through Certificates, CMO (i),
$589	0.67%, 6/25/44	489,386
23,016	0.898%, 6/25/47 (l)	7,683,383
41,054	0.958%, 7/25/47 (l)	32,439,339
964	1.028%, 10/25/46	676,311
3,712	1.128%, 7/25/46	2,746,406
115	1.148%, 2/25/46	103,261
1,739	2.344%, 7/25/47	1,274,419
12,414	5.216%, 3/25/37 (l)	10,983,879
861	5.238%, 2/25/37	792,909
	Washington Mutual Alternative Mortgage Pass-Through Certificates, CMO (l),
25,683	0.457%, 1/25/47 (i)	13,561,423
10,404	6.00%, 4/25/37	8,340,403
1,543	Wells Fargo Alternative Loan Trust, 5.75%, 7/25/37, CMO	1,282,971

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	15

PIMCO Dynamic Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

$28,600	Wells Fargo Mortgage Loan Trust, 5.596%, 4/27/36, CMO (a) (d) (i)	$21,901,178
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
1,537	2.648%, 10/25/35 (i)	1,498,855
1,053	6.00%, 7/25/36	1,053,684
2,131	6.00%, 9/25/36	2,109,534
647	6.00%, 4/25/37	617,241
1,595	6.00%, 6/25/37	1,581,391
3,220	6.00%, 8/25/37	3,047,360
Total Mortgage-Backed Securities (cost-$1,226,395,664)		1,333,585,442

CORPORATE BONDS & NOTES – 34.6%

Banking – 4.7%
12,500	Banco do Brasil S.A., 5.875%, 1/19/23 (a) (d) (l)	13,531,250
€15,800	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 6.875%, 3/19/20 (l)	21,420,494
$6,000	Intesa Sanpaolo SpA, 6.50%, 2/24/21 (a) (b) (d) (l) (m) (acquisition cost-$5,125,000; purchased 5/31/12-6/26/12)	5,871,246
€15,800	LBG Capital No.2 PLC, 6.385%, 5/12/20	18,680,295
		59,503,285
Building Products – 1.2%
$5,000	Corp GEO S.A.B. De C.V., 9.25%, 6/30/20 (a) (d) (l)	5,200,000
5,000	Desarrolladora Homex S.A.B. De C.V., 9.75%, 3/25/20 (a) (d) (l)	5,125,000
5,000	Urbi Desarrollos Urbanos S.A.B. De C.V., 9.75%, 2/3/22 (a) (d) (l)	4,412,500
		14,737,500
Chemicals – 2.1%
25,980	Ineos Finance PLC, 7.50%, 5/1/20 (a) (d) (l)	26,499,600
Commercial Services – 0.7%
8,550	Stonemor Operating LLC, 10.25%, 12/1/17 (l)	8,592,750
Construction & Engineering – 0.8%
10,723	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (l)	10,106,687
Consumer Products – 1.6%
4,536	Armored Autogroup, Inc., 9.25%, 11/1/18	4,082,400
	Reynolds Group Issuer, Inc. (l),
6,000	6.875%, 2/15/21	6,360,000
9,000	7.875%, 8/15/19	9,765,000
		20,207,400
Financial Services – 12.8%
12,900	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a) (d) (l)	7,288,500
€7,100	Caisse Centrale du Credit Immobilier de France S.A., 4.00%, 1/12/18	8,619,076
$9,600	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a) (b) (d) (l) (m) (acquisition cost-$9,607,000; purchased 5/30/12-6/4/12)	10,050,595
€25,000	Cedulas TDA 6 Fondo de Titulizacion de Activos, 4.25%, 4/10/31 (l)	21,057,981
	Citigroup, Inc. (l),
€3,000	3.625%, 11/30/17, (converts to FRN on 11/30/12)	3,490,533
€6,000	4.75%, 2/10/19, (converts to FRN on 2/10/14)	7,128,171
	Eksportfinans ASA (l),
$700	2.00%, 9/15/15	654,961
1,700	5.50%, 5/25/16	1,735,705
1,900	5.50%, 6/26/17	1,940,405
3,500	Lazard Group LLC, 6.85%, 6/15/17 (l)	3,954,940

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
16	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$36,500	Morgan Stanley, 7.30%, 5/13/19 (l)	$43,134,569
	Royal Bank of Scotland NV (i) (l),
€5,446	1.016%, 6/8/15	6,342,283
$5,000	1.108%, 3/9/15	4,570,750
€9,000	Royal Bank of Scotland PLC, 6.934%, 4/9/18 (l)	11,810,427
	SLM Corp. (l),
$5,000	6.00%, 1/25/17	5,468,750
6,245	7.25%, 1/25/22	7,025,625
	Societe Generale S.A. (l),
1,100	5.20%, 4/15/21	1,182,699
15,237	5.20%, 4/15/21 (a) (d)	16,382,533
		161,838,503
Food – 0.7%
2,500	BRF - Brasil Foods S.A., 5.875%, 6/6/22 (a) (d) (l)	2,737,500
5,000	Minerva Luxembourg S.A., 12.25%, 2/10/22 (a) (d) (l)	5,793,500
		8,531,000
Hotels/Gaming – 0.3%
12,000	Buffalo Thunder Development Authority, 9.375%, 12/15/14 (a) (b) (d) (f) (m) (n) (acquisition cost-$4,320,000; purchased 6/28/12)	4,440,000
Insurance – 1.3%
£8,500	American International Group, Inc., 8.625%, 5/22/68, (converts to FRN on 5/22/18) (l)	15,921,921
Oil & Gas – 3.6%
$5,000	Afren PLC, 10.25%, 4/8/19 (l)	5,712,500
5,000	Alliance Oil Co., Ltd., 9.875%, 3/11/15	5,316,750
15,000	NGPL PipeCo LLC, 7.768%, 12/15/37 (a) (d) (l)	15,075,000
16,500	OGX Austria GmbH, 8.50%, 6/1/18 (a) (d) (l)	14,932,500
7,000	Petroleos de Venezuela S.A., 5.50%, 4/12/37 (l)	4,270,000
		45,306,750
Oil, Gas & Consumable Fuels – 0.4%
5,000	Mongolian Mining Corp., 8.875%, 3/29/17 (a) (d) (l)	5,087,500
Retail – 2.5%
£500	Enterprise Inns PLC, 6.50%, 12/6/18	712,530
£4,066	Punch Taverns Finance PLC, 6.82%, 7/15/20 (l)	6,236,872
£12,120	Spirit Issuer PLC, 5.472%, 12/28/34 (i)	14,874,239
£6,800	Unique Pub Finance Co. PLC, 6.542%, 3/30/21	9,992,378
		31,816,019
Technology – 0.8%
	First Data Corp. (a) (d) (l),
$5,000	7.375%, 6/15/19	5,181,250
5,000	8.75%, 1/15/22, PIK	5,062,500
		10,243,750
Telecommunications – 1.1%
8,500	Nokia Oyj, 5.375%, 5/15/19 (l)	7,161,250
7,000	VimpelCom Holdings BV, 7.504%, 3/1/22 (l)	7,358,750
		14,520,000
Total Corporate Bonds & Notes (cost-$397,631,206)		437,352,665

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	17

PIMCO Dynamic Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value
ASSET-BACKED SECURITIES – 21.7%

	Bear Stearns Asset Backed Securities Trust (i),
$4,000	0.767%, 6/25/36 (l)	$2,614,122
592	2.683%, 10/25/36	333,291
2,943	Bombardier Capital Mortgage Securitization Corp., 7.44%, 12/15/29 (i) (l)	1,905,792
	Citigroup Mortgage Loan Trust, Inc.,
687	5.852%, 5/25/36	419,634
4,086	5.923%, 3/25/36	2,893,536
	Conseco Finance Securitizations Corp.,
6,228	7.96%, 5/1/31	5,184,301
18,519	7.97%, 5/1/32 (l)	13,372,603
33,049	8.20%, 5/1/31 (l)	28,127,636
7,000	Conseco Financial Corp., 7.06%, 2/1/31 (i) (l)	6,799,450
	Countrywide Asset-Backed Certificates,
15,000	0.387%, 6/25/47 (i) (l)	10,112,948
6,059	0.417%, 4/25/36 (i) (l)	4,783,854
38	1.017%, 3/25/33 (i)	31,318
2,405	1.597%, 12/25/32 (i)	1,549,423
1,600	4.915%, 2/25/36 (i)	1,432,032
2,828	5.348%, 7/25/36 (i)	2,339,041
4,645	5.505%, 4/25/36 (i) (l)	4,001,840
4,918	5.588%, 8/25/36 (i)	4,227,602
5,561	5.657%, 3/25/34 (i)	5,757,447
555	5.859%, 10/25/46	354,226
13,581	CSAB Mortgage Backed Trust, 5.50%, 5/25/37 (l)	11,675,739
	EMC Mortgage Loan Trust (a) (d) (i),
301	0.667%, 12/25/42	245,307
14,869	0.687%, 4/25/42 (l)	11,241,547
1,658	2.467%, 4/25/42	776,551
13,141	GMAC Mortgage Corp. Loan Trust, 6.249%, 12/25/37 (l)	11,313,555
5,150	GSAA Trust, 6.205%, 3/25/46	4,925,597
2,169	Indymac Home Equity Loan Asset-Backed Trust, 7.559%, 12/25/31	952,313
13,473	Lehman XS Trust, 6.17%, 6/25/46 (l)	11,573,144
326	Long Beach Mortgage Loan Trust, 1.267%, 2/25/34 (i)	258,374
27,500	Morgan Stanley Home Equity Loan Trust, 0.447%, 4/25/37 (i) (l)	12,351,556
	Oakwood Mortgage Investors, Inc. (i),
9,736	5.92%, 9/15/17	4,699,851
5,942	6.61%, 2/15/21	3,152,127
27,166	7.40%, 7/15/30 (l)	19,997,215
7,719	7.405%, 12/15/30	4,519,863
6,550	7.84%, 11/15/29 (l)	6,519,872
	Popular ABS Mortgage Pass-Through Trust,
3,663	1.467%, 8/25/35 (i)	1,405,039
8,422	5.105%, 7/25/35 (l)	6,025,709
11,872	Residential Asset Mortgage Trust, 1.192%, 4/25/34 (i) (l)	7,847,307
10,865	RASC Trust, 0.377%, 6/25/36 (i) (l)	8,579,131
47	Renaissance Home Equity Loan Trust, 0.717%, 12/25/33 (i)	42,038
2,738	Soundview Home Equity Loan Trust, 5.562%, 10/25/36	2,038,913
200,127	South Coast Funding, 0.72%, 1/6/41 (a) (b) (d) (g) (i) (m) (acquisition cost-$42,902,163; purchased 8/16/12)	44,021,858
8,564	Structured Asset Securities Corp., 4.217%, 5/25/32 (i)	3,548,104
399	Vanderbilt Mortgage Finance, 9.25%, 11/7/32 (i)	405,801
Total Asset-Backed Securities (cost-$262,023,364)		274,356,607

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
18	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value
SENIOR LOANS (a) (c) – 7.2%

Automotive – 0.9%
$12,000	Keystone Automotive Operations, Inc., 9.75%-10.25%, 2/15/16, Term B (b) (m) (aquisition cost-$12,000,000; purchased 7/19/12-8/8/12)	$12,180,000
Financial Services – 3.2%
13500	RFC Borrower LLC, 5.00%-6.75%, 11/18/13	13,634,690
27,000	Springleaf Finance Corp., 5.50%, 5/10/17	26,487,000
		40,121,690
Food & Beverage – 0.5%
5,985	Candy Intermediate Holdings, Inc., 7.50%-8.50%, 6/18/18	6,063,553
Hotels/Gaming – 1.2%
15,200	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (b) (m) (acquisition cost-$14,963,250; purchased 5/30/12-7/10/12)	15,200,000
Telecommunications – 1.4%
17,588	Univision Communications, Inc., 4.466%, 3/31/17	17,453,630
Total Senior Loans (cost-$87,439,037)		91,018,873

U.S. GOVERNMENT AGENCY SECURITIES – 5.1%

	Fannie Mae,
30,333	5.704%, 7/25/41, CMO, IO (i) (l)	4,276,223
39,930	5.854%, 10/25/40, CMO, IO (i) (l)	5,822,165
3,207	6.084%, 1/25/38, CMO, IO (i)	451,257
1,560	6.134%, 12/25/37, CMO, IO (i)	235,237
3,495	6.184%, 12/25/37, CMO, IO (i)	544,004
1,112	6.194%, 6/25/37, CMO, IO (i)	189,813
13,120	6.224%, 3/25/37, CMO, IO (i) (l)	2,031,655
80,406	6.224%, 4/25/37, CMO, IO (i) (l)	11,826,673
3,118	6.234%, 4/25/37, CMO, IO (i)	619,448
805	6.284%, 2/25/37, CMO, IO (i)	126,867
2,598	6.304%, 9/25/37, CMO, IO (i)	486,341
89,100	6.344%, 6/25/41, CMO, IO (i) (l)	13,348,905
595	6.384%, 11/25/35, CMO, IO (i)	108,000
866	6.434%, 11/25/36, CMO, IO (i)	127,962
3,158	6.504%, 6/25/37, CMO, IO (i)	460,271
6,994	6.534%, 10/25/35, CMO, IO (i)	1,168,877
6,229	6.554%, 5/25/37, CMO, IO (i)	1,280,626
7,499	6.584%, 11/25/36, CMO, IO (i)	1,459,758
7,585	6.764%, 3/25/38, CMO, IO (i)	1,683,267
6,097	6.784%, 2/25/38, CMO, IO (i)	1,016,042
5,829	6.884%, 6/25/23, CMO, IO (i)	1,091,401
5,985	11.888%, 1/25/41, CMO (b) (i) (l)	8,132,693
		56,487,485
	Freddie Mac,
1,414	6.189%, 5/15/37, CMO, IO (i)	231,495
8,243	6.249%, 7/15/36, CMO, IO (i)	1,604,054
3,592	6.359%, 9/15/36, CMO, IO (i)	591,587
8,753	6.479%, 4/15/36, CMO, IO (i)	1,286,601
6,056	7.559%, 9/15/36, CMO, IO (i)	1,480,100
1,579	13.858%, 9/15/41, CMO (b) (i)	1,873,194
881	16.323%, 9/15/34, CMO (b) (i)	1,167,561
		8,234,592
Total U.S. Government Agency Securities (cost-$66,011,485)		64,722,077

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	19

PIMCO Dynamic Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Shares		Value
CONVERTIBLE PREFERRED STOCK – 1.9%

Aerospace & Defense – 0.3%
70,000	United Technologies Corp., 7.50%, 8/1/15	$3,927,000
Electric Utilities – 0.7%
151,700	PPL Corp., 8.75%, 5/1/14	8,297,990
Financial Services – 0.9%
10,000	General Electric Capital Corp., 7.125%, 6/15/22 (h)	11,187,710
Total Convertible Preferred Stock (cost-$21,480,278)		23,412,700

Principal Amount (000)
SHORT-TERM INVESTMENTS – 14.0%

U.S. Treasury Obligations (j) (p) – 4.6%
$57,879	U.S. Treasury Bills, 0.117%-0.206%, 1/31/13-8/22/13 (cost-$57,809,748)	57,817,645
Repurchase Agreements – 9.4%
12,600	Barclays Capital, Inc., dated 9/28/12, 0.25%, due 10/1/12, proceeds $12,600,263; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/22, valued at $12,828,867 including accrued interest	12,600,000
105,000	Credit Suisse Securities (USA) LLC, dated 9/28/12, 0.28%, due 10/1/12, proceeds $105,002,450; collateralized by U.S. Treasury Notes, 0.25%, due 2/28/14, valued at $107,400,794 including accrued interest	105,000,000
1,417	State Street Bank & Trust Co., dated 9/28/12, 0.01%, due 10/1/12, proceeds $1,417,001; collateralized by U.S. Treasury Bonds, 4.50%, due 5/15/38, valued at $1,448,400 including accrued interest	1,417,000
Total Repurchase Agreements (cost-$119,017,000)		119,017,000
Total Short-Term Investments (cost-$176,826,748)		176,834,645
Total Investments (cost-$2,237,807,782) – 190.0%		2,401,283,009
Liabilities in excess of other assets – (90.0)%		(1,137,293,105)
Net Assets – 100%		$1,263,989,904

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
20	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

September 30, 2012 (unaudited)

Principal Amount (000s)		Value
MORTGAGE-BACKED SECURITIES – 67.7%

	Banc of America Funding Corp., CMO (i),
$273	0.439%, 7/20/36	$238,747
1,014	2.817%, 12/20/34	845,710
1,994	5.572%, 3/20/36	1,672,532
572	5.846%, 1/25/37	431,240
2,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.473%, 3/11/41, CMO (a) (d) (i)	1,441,394
9	Banc of America Mortgage Trust, 6.00%, 7/25/46, CMO	7,724
756	BCAP LLC Trust, 6.25%, 11/26/36, CMO (a) (d)	750,999
3,000	BCRR Trust, 5.858%, 7/17/40, CMO (a) (d) (i) (l)	3,291,483
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (i),
458	2.901%, 3/25/35	400,518
1,245	2.959%, 2/25/34 (l)	1,233,348
851	5.607%, 7/25/36	640,227
	Bear Stearns Alt-A Trust, CMO (i),
568	2.766%, 4/25/35	431,721
227	2.768%, 11/25/35	166,683
350	3.006%, 9/25/35	284,125
	Bear Stearns Commercial Mortgage Securities, CMO (i),
1,000	5.694%, 6/11/50	1,183,019
1,300	5.702%, 3/13/40 (a) (d) (l)	1,232,070
1,000	5.94%, 2/11/41 (a) (d)	817,400
	Bear Stearns Structured Products, Inc., CMO (i),
563	2.837%, 12/26/46	327,930
1,648	2.84%, 1/26/36	1,040,423
1,362	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a) (b) (d) (m) (acquisition cost-$767,923; purchased 11/18/09)	729,976
	CC Mortgage Funding Corp., CMO (a) (d) (i),
319	0.517%, 8/25/35	245,889
20	0.557%, 10/25/34	18,747
	Celtic Residential Irish Mortgage Securitisation, CMO (i),
€2,721	0.36%, 11/13/47	2,622,112
£2,463	0.916%, 12/14/48	2,992,826
$964	Charlotte Gateway Village LLC, 6.41%, 12/1/16, CMO (a) (b) (d) (g) (m) (acquisition cost-$1,021,797; purchased 1/9/06)	978,904
1,481	Citigroup Mortgage Loan Trust, Inc., 3.046%, 3/25/37, CMO (i)	1,039,318
1,015	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.393%, 7/15/44, CMO (i)	941,064
760	Commercial Mortgage Pass Through Certificates, 6.118%, 7/10/46, CMO (a) (d) (i)	832,913
	Countrywide Alternative Loan Trust, CMO,
1,592	0.429%, 5/20/46 (i)	986,473
304	0.457%, 12/25/46 (i)	106,514
1,927	0.547%, 10/25/35 (i)	1,207,208
3,779	0.567%, 5/25/36 (i)	2,063,672
521	2.897%, 2/25/37 (i)	397,407
481	5.276%, 10/25/35 (i)	358,728
1,257	5.50%, 8/25/34	1,079,756
66	5.50%, 2/25/36	49,803
1,155	5.50%, 3/25/36	777,913
1,470	6.00%, 5/25/37	1,106,914

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	21

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

$182	6.25%, 9/25/34	$180,557
2,743	6.934%, 7/25/36, IO (i)	697,327
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
365	0.457%, 3/25/36 (i)	270,748
2,294	0.537%, 3/25/35 (i)	1,698,594
259	0.607%, 2/25/35 (i)	155,875
298	2.788%, 10/20/35 (i)	185,475
526	2.945%, 10/20/35 (i)	457,779
637	3.012%, 8/25/34 (i)	552,690
635	3.296%, 3/25/37 (i)	379,924
1,460	5.102%, 10/20/35 (i)	1,144,979
167	5.50%, 8/25/35	167,282
144	6.00%, 3/25/36	5,683
2,600	Credit Suisse First Boston Mortgage Securities Corp., 5.745%, 12/15/36, CMO (a) (d) (i)	2,012,172
	Credit Suisse Mortgage Capital Certificates, CMO,
900	5.467%, 7/18/16 (a) (d) (i)	954,694
453	6.00%, 11/25/36	449,772
2,000	6.407%, 2/15/41 (i) (l)	2,341,017
926	First Horizon Alternative Mortgage Securities, 2.504%, 11/25/36, CMO (i)	601,960
2,000	First Horizon Asset Securities, Inc., 2.589%, 1/25/37, CMO (i)	1,622,474
	GE Capital Commercial Mortgage Corp., CMO (i),
1,000	5.298%, 7/10/45 (a) (d)	768,883
1,000	5.38%, 5/10/43	967,526
336	GMAC Mortgage Corp. Loan Trust, 3.454%, 6/25/34, CMO (i)	331,322
730	GS Mortgage Securities Corp. II, 6.134%, 8/10/43, CMO (a) (d) (i)	797,413
	GSR Mortgage Loan Trust, CMO,
333	2.647%, 9/25/35 (i)	335,729
655	2.924%, 4/25/35 (i)	570,353
379	3.053%, 5/25/35 (i)	318,196
422	5.50%, 6/25/36	392,359
	Harborview Mortgage Loan Trust, CMO (i),
45	0.519%, 4/19/34	43,001
214	2.55%, 11/19/34	152,462
86	3.01%, 2/25/36	57,113
83	5.322%, 8/19/36	69,296
1,033	5.606%, 6/19/36	720,828
938	HSBC Asset Loan Obligation, 2.826%, 1/25/37, CMO (i)	644,798
2	Impac CMB Trust, 0.857%, 10/25/33, CMO (i)	2,202
	Indymac Index Mortgage Loan Trust, CMO (i),
3,043	0.487%, 6/25/37	880,395
84	0.497%, 3/25/35	65,564
429	2.732%, 6/25/37	272,451
326	JPMorgan Alternative Loan Trust, 7.00%, 12/25/35, CMO	15,740
1,500	JPMorgan Chase Commercial Mortgage Securities Corp., 5.443%, 5/15/41, CMO (a) (d) (i)	1,063,958
	JPMorgan Mortgage Trust, CMO,
2,089	2.903%, 4/25/37 (i)	1,493,641
618	5.42%, 5/25/36 (i)	507,925
204	5.50%, 1/25/36	186,843
228	5.50%, 6/25/37	218,915
	Luminent Mortgage Trust, CMO (i),
1,373	0.387%, 12/25/36	946,508
1,333	0.417%, 10/25/46	1,023,208

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
22	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

	MASTR Adjustable Rate Mortgage Trust, CMO (i),
$1,479	2.843%, 11/25/35 (a) (d)	$817,614
410	3.332%, 10/25/34	331,448
433	Merrill Lynch Alternative Note Asset, 0.287%, 1/25/37, CMO (i)	164,532
297	Merrill Lynch Investors Trust, 1.986%, 10/25/35, CMO (i)	288,917
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, 8/12/48, CMO (l)	1,133,172
	Morgan Stanley Capital I, Inc., CMO,
100	5.379%, 8/13/42 (a) (d) (i)	53,220
500	5.383%, 11/14/42 (i)	371,991
1,415	5.569%, 12/15/44 (l)	1,604,629
1,200	Morgan Stanley Reremic Trust, zero coupon, 7/17/56, CMO, PO (a) (b) (d) (l) (m) (acquisition cost-$1,074,221; purchased 4/6/11)	1,059,000
468	Opteum Mortgage Acceptance Corp., 0.487%, 7/25/36, CMO (i)	281,584
277	Provident Funding Mortgage Loan Trust, 2.907%, 10/25/35, CMO (i)	272,373
3,000	RBSCF Trust, 6.068%, 2/17/51, CMO (a) (d) (i)	3,092,754
	Residential Accredit Loans Trust CMO,
617	3.254%, 12/26/34 (i)	472,178
1,570	3.937%, 1/25/36 (i)	1,107,835
1,010	6.00%, 9/25/35	755,441
709	6.00%, 8/25/36	541,141
213	Residential Asset Mortgage Products Trust, 7.50%, 12/25/31, CMO	222,134
2,618	RBSSP Resecuritization Trust, 5.00%, 9/26/36, CMO (a) (d)	771,277
	Structured Adjustable Rate Mortgage Loan Trust, CMO (i),
1,232	1.553%, 5/25/35	799,225
217	3.09%, 9/25/35	181,977
576	4.72%, 9/25/36	302,667
873	5.091%, 11/25/36	802,590
1,162	5.285%, 4/25/36	932,367
850	5.392%, 1/25/36	603,913
	Structured Asset Mortgage Investments, Inc., CMO (i),
688	0.447%, 2/25/36	441,698
586	0.497%, 2/25/36	385,356
345	Suntrust Adjustable Rate Mortgage Loan Trust, 3.022%, 1/25/37, CMO (i)	303,465
	Wachovia Bank Commercial Mortgage Trust, CMO,
1,020	4.982%, 2/15/35 (a) (d)	976,299
1,500	5.617%, 1/15/41 (a) (d) (i)	960,629
2,500	6.122%, 2/15/51 (i) (l)	2,934,255
1,000	WaMu Commercial Mortgage Securities Trust, 6.306%, 3/23/45, CMO (a) (d) (i)	881,764
	WaMu Mortgage Pass Through Certificates, CMO (i),
229	0.507%, 7/25/45	210,899
209	0.878%, 1/25/47	172,321
1,042	2.657%, 12/25/36	821,697
876	2.704%, 2/25/37 (l)	685,776
345	5.187%, 7/25/37	318,276
1,268	5.247%, 4/25/37	193,293
55	5.341%, 8/25/36	4,095
3,840	Washington Mutual Alternative Mortgage Pass Through Certificates, 0.918%, 4/25/47, CMO (i)	985,258
1,112	Wells Fargo Mortgage-Backed Securities Trust, 6.00%, 3/25/37, CMO	1,045,249
1,000	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24, CMO (a) (d)	1,045,585
Total Mortgage-Backed Securities (cost-$74,269,960)		91,028,955

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	23

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value
CORPORATE BONDS & NOTES – 55.8%

Airlines – 3.4%
$1,000	American Airlines, Inc., 10.50%, 10/15/12 (f)	$1,107,500
744	Northwest Airlines, Inc., 1.184%, 11/20/15, (MBIA) (i) (l)	719,498
	United Air Lines Pass Through Trust (l),
1,895	6.636%, 1/2/24	1,980,498
728	10.40%, 5/1/18	839,070
		4,646,566
Banking – 7.0%
£100	Barclays Bank PLC, 14.00%, 6/15/19 (h)	203,042
€150	BPCE S.A., 9.25%, 4/22/15 (h)	190,348
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (l),
€1,000	6.875%, 3/19/20	1,355,728
$1,600	11.00%, 6/30/19 (a) (b) (d) (h) (m) (acquisition cost-$1,600,000; purchased 5/29/09)	2,113,966
2,800	Discover Bank, 7.00%, 4/15/20 (l)	3,378,278
2,000	Regions Financial Corp., 7.75%, 11/10/14 (l)	2,230,000
		9,471,362
Chemicals – 0.5%
600	Ineos Finance PLC, 7.50%, 5/1/20 (a) (d) (l)	612,000
Commercial Services – 1.3%
1,500	PHH Corp., 9.25%, 3/1/16 (l)	1,728,750
Construction & Engineering – 1.4%
2,020	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (l)	1,903,850
Diversified Manufacturing – 0.5%
1,000	Colt Defense LLC, 8.75%, 11/15/17 (l)	695,000
Energy – 0.6%
800	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a) (d) (l)	754,000
Financial Services – 16.5%
1,000	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a) (d) (l)	565,000
	Ally Financial, Inc.,
31	6.00%, 3/15/19	30,501
9	6.10%, 9/15/19	8,891
45	6.15%, 3/15/16	44,280
60	6.25%, 4/15/19	59,105
98	6.30%, 8/15/19	97,279
7	6.35%, 4/15/16	6,961
10	6.35%, 4/15/19	9,953
23	6.50%, 10/15/16	22,855
10	6.55%, 12/15/19	9,934
12	6.60%, 8/15/16	11,945
29	6.65%, 6/15/18	28,957
10	6.65%, 10/15/18	9,961
29	6.70%, 6/15/18	28,796
29	6.75%, 8/15/16	29,011
10	6.75%, 9/15/16	9,931
3	6.75%, 6/15/17	2,977
56	6.75%, 3/15/18	55,566
5	6.75%, 7/15/18	4,989
20	6.75%, 9/15/18	19,488

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
24	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$3	6.75%, 6/15/19	$3,000
18	6.85%, 4/15/16	17,926
19	6.85%, 7/15/16	18,926
37	6.85%, 5/15/18	36,639
2	6.875%, 8/15/16	1,991
18	6.875%, 7/15/18	17,751
30	6.90%, 6/15/17	29,922
50	6.90%, 7/15/18	49,974
5	6.90%, 8/15/18	4,987
8	6.95%, 6/15/17	7,984
18	7.00%, 1/15/17	17,833
28	7.00%, 6/15/17	27,708
60	7.00%, 7/15/17	59,299
129	7.00%, 2/15/18	127,924
1	7.00%, 3/15/18	994
42	7.00%, 8/15/18	41,442
223	7.05%, 3/15/18 (l)	220,243
4	7.05%, 4/15/18	3,991
80	7.15%, 9/15/18	79,372
15	7.20%, 10/15/17	14,973
109	7.25%, 9/15/17	108,350
181	7.25%, 1/15/18	179,039
293	7.25%, 4/15/18	292,049
5	7.25%, 8/15/18	4,971
91	7.25%, 9/15/18	90,339
199	7.30%, 1/15/18	197,654
57	7.35%, 4/15/18	56,564
2	7.375%, 4/15/18	1,973
55	7.40%, 12/15/17	54,589
12	7.50%, 6/15/16	11,897
7	7.50%, 11/15/16	7,011
51	7.50%, 8/15/17	50,912
18	7.50%, 11/15/17	17,923
22	7.50%, 12/15/17	21,988
4	7.55%, 5/15/16	3,998
12	7.75%, 10/15/17	12,001
46	8.00%, 11/15/17	45,702
2	8.125%, 11/15/17	1,987
326	9.00%, 7/15/20 (l)	325,878
2,700	C10 Capital SPV Ltd., 6.722%, 12/31/16 (b) (h) (l)	1,930,500
1,300	CIT Group, Inc., 5.25%, 4/1/14 (a) (d) (l)	1,361,750
	Credit Agricole S.A. (h),
£450	5.136%, 2/24/16	528,543
£200	7.589%, 1/30/20	255,548
£200	8.125%, 10/26/19	285,585
	Ford Motor Credit Co. LLC (l),
$400	8.00%, 6/1/14	441,945
3,850	8.00%, 12/15/16	4,612,392
1,000	HSBC Finance Corp., 6.676%, 1/15/21 (l)	1,161,832
3,000	International Lease Finance Corp., 6.625%, 11/15/13 (l)	3,150,000
£100	LBG Capital No.2 PLC, 15.00%, 12/21/19	210,732
$970	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a) (d) (l)	1,095,615

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	25

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Financial Services (continued)
	SLM Corp.,
$200	3.714%, 2/1/14 (i)	$200,366
1,000	8.00%, 3/25/20 (l)	1,160,000
1,250	8.45%, 6/15/18 (l)	1,470,610
1,000	Stone Street Trust, 5.902%, 12/15/15 (a) (d) (l)	1,052,386
		22,241,888
Healthcare & Hospitals – 2.0%
2,586	Biomet, Inc., 11.625%, 10/15/17 (l)	2,757,322
Hotels/Gaming – 0.9%
1,100	MGM Resorts International, 9.00%, 3/15/20 (l)	1,233,375
Insurance – 6.2%
	American International Group, Inc. (l),
4,565	5.60%, 10/18/16	5,206,296
1,350	6.25%, 5/1/36	1,735,731
1,100	6.40%, 12/15/20	1,342,373
		8,284,400
Multi-Media – 1.2%
1,500	McClatchy Co., 11.50%, 2/15/17 (l)	1,620,000
Oil & Gas – 7.8%
2,900	BP Capital Markets PLC, 4.75%, 3/10/19 (l)	3,373,819
357	Global Geophysical Services, Inc., 10.50%, 5/1/17 (l)	342,720
1,500	NGPL PipeCo LLC, 9.625%, 6/1/19 (a) (b) (d) (l) (m) (acquisition cost-$1,500,000; purchased 5/22/12)	1,713,750
	OGX Austria GmbH (a) (d) (l),
1,000	8.375%, 4/1/22	872,500
1,200	8.50%, 6/1/18	1,086,000
3,000	Quicksilver Resources, Inc., 11.75%, 1/1/16 (l)	3,045,000
		10,433,789
Real Estate Investment Trust – 1.8%
2,000	SL Green Realty Corp., 7.75%, 3/15/20 (l)	2,392,262
Retail – 2.1%
2,457	CVS Pass Through Trust, 5.88%, 1/10/28 (l)	2,766,686
Telecommunications – 1.4%
2,000	Wind Acquisition Finance S.A., 11.75%, 7/15/17 (a) (d) (l)	1,895,000
Transportation – 0.8%
1,075	Navios Maritime Holdings, Inc., 8.875%, 11/1/17 (l)	1,108,594
Utilities – 0.4%
500	Energy Future Holdings Corp., 10.00%, 1/15/20 (l)	553,750
Total Corporate Bonds & Notes (cost-$66,563,636)		75,098,594

U.S. GOVERNMENT AGENCY SECURITIES – 27.9%

	Fannie Mae,
102	4.50%, 9/1/25, MBS (l)	112,491
247	4.50%, 3/1/29, MBS (l)	267,887
1,056	4.50%, 10/1/33, MBS (l)	1,148,231
175	4.50%, 6/1/38, MBS (l)	189,031
277	4.50%, 9/1/39, MBS (l)	299,714

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
26	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

$237	4.50%, 2/1/40, MBS (l)	$257,573
409	4.50%, 9/1/40, MBS (l)	444,279
623	4.50%, 7/1/41, MBS (l)	678,021
21,592	5.50%, 6/1/38, MBS (l)	23,681,870
1,943	5.834%, 3/25/37, CMO, IO (b) (i)	287,442
1,860	5.934%, 11/25/39, CMO, IO (b) (i)	279,225
2,676	6.00%, 8/1/34, MBS (l)	3,019,938
967	6.00%, 12/1/34, MBS (l)	1,087,794
1,381	6.00%, 11/1/36, MBS (l)	1,552,959
306	6.00%, 12/1/37, MBS (l)	339,040
420	6.00%, 3/1/38, MBS (l)	463,919
1,851	6.164%, 3/25/37, CMO, IO (b) (i)	277,984
1,754	6.224%, 4/25/37, CMO, IO (i)	257,990
1,882	6.984%, 2/25/37, CMO, IO (b) (i)	315,370
179	7.00%, 12/25/23, CMO	218,552
113	7.50%, 6/1/32, MBS	128,512
15	7.80%, 6/25/26, ABS (i)	14,816
175	8.748%, 12/25/42, CMO (i)	203,784
494	13.894%, 8/25/22, CMO (b) (i)	674,948
	Freddie Mac,
2,820	6.219%, 3/15/37, CMO, IO (b) (i)	401,148
1,747	6.349%, 9/15/36, CMO, IO (b) (i)	320,827
3,485	6.359%, 9/15/36, CMO, IO (i)	573,984
18	7.00%, 8/15/23, CMO	21,290
Total U.S. Government Agency Securities (cost-$36,649,174)		37,518,619

ASSET-BACKED SECURITIES – 8.9%

475	Aircraft Certificate Owner Trust, 6.455%, 9/20/22 (a) (d)	477,625
219	Ameriquest Mortgage Securities, Inc., 5.842%, 2/25/33 (i)	14,780
428	Bayview Financial Asset Trust, 1.167%, 12/25/39 (a) (d) (i)	316,296
933	Bear Stearns Asset Backed Securities Trust, 6.50%, 8/25/36	727,033
1,548	Bombardier Capital Mortgage Securitization Corp., 7.83%, 6/15/30 (i)	974,778
100	Carrington Mortgage Loan Trust, 0.367%, 8/25/36 (i)	41,159
253	Centex Home Equity, 0.667%, 6/25/35 (i)	181,639
	Citigroup Mortgage Loan Trust, Inc.,
317	0.377%, 1/25/37 (i)	163,397
985	5.972%, 1/25/37	671,801
	Countrywide Asset-Backed Certificates (i),
252	0.367%, 1/25/37	199,295
51	0.767%, 9/25/34 (a) (d)	39,725
225	Denver Arena Trust, 6.94%, 11/15/19 (a) (b) (d) (m) (acquisition cost-$182,230; purchased 9/24/09)	229,744
333	EMC Mortgage Loan Trust, 0.687%, 5/25/39 (a) (d) (i)	292,249
	Lehman XS Trust,
672	5.42%, 11/25/35	659,068
673	5.72%, 5/25/37	558,798
438	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	439,315
202	Morgan Stanley ABS Capital I, 0.277%, 5/25/37 (i)	151,398
119	Quest Trust, 0.337%, 8/25/36 (a) (d) (i)	110,483
	Residential Asset Mortgage Products Trust (i),
97	0.897%, 3/25/33	71,108
141	5.572%, 6/25/32	115,873

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	27

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

$123	Residential Funding Securities Trust, 0.667%, 6/25/33 (a) (d) (i)	$118,191
249	Soundview Home Equity Loan Trust, 0.277%, 11/25/36 (a) (d) (i)	80,487
17,796	South Coast Funding, 0.72%, 1/6/41 (a) (b) (d) (g) (i) (m) (acquisition cost-$3,814,959; purchased 8/16/12)	3,914,525
	Structured Asset Securities Corp. (i),
765	0.367%, 5/25/36	609,725
887	0.517%, 6/25/35	703,419
155	Washington Mutual Asset-Backed Certificates, 0.277%, 10/25/36 (i)	98,409
Total Asset-Backed Securities (cost-$10,812,260)		11,960,320

SENIOR LOANS (a) (c) – 4.8%

Financial Services – 3.7%
5,000	Springleaf Finance Corp., 5.50%, 5/10/17	4,905,000
Hotels/Gaming – 0.9%
1,200	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (b) (m) (acquisition cost-$1,148,250; purchased 5/1/12-7/10/12)	1,200,000
Utilities – 0.2%
478	Texas Competitive Electric Holdings Co. LLC, 4.728%-4.938%, 10/10/17	330,698
Total Senior Loans (cost-$6,265,698)		6,435,698

MUNICIPAL BONDS – 1.1%

West Virginia – 1.1%
1,865	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,755,666)	1,428,105

U.S. TREASURY OBLIGATIONS (e) (j) – 0.6%

845	U.S. Treasury Notes, 2.375%, 8/31/14 (cost-$877,774)	879,494

Shares

CONVERTIBLE PREFERRED STOCK – 0.3%

Electric Utilities – 0.3%
8,600	PPL Corp., 9.50%, 7/1/13 (cost-$430,000)	460,530

WARRANTS – 0.0%

Construction & Engineering – 0.0%
1,975	Alion Science and Technology Corp., expires 11/01/14 (a) (d) (g) (k) (cost-$20)	20

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
28	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value
SHORT-TERM INVESTMENTS – 14.4%

U.S. Treasury Obligations (j) (p) – 9.2%
$12,316	U.S. Treasury Bills, 0.137%-0.189%, 10/4/12-8/22/13 (cost-$12,301,028)	$12,303,160
Repurchase Agreements – 5.2%
4,900	Barclays Capital, Inc., dated 9/28/12, 0.25%, due 10/1/12, proceeds $4,900,102; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/22, valued at $4,989,730 including accrued interest	4,900,000
2,137	State Street Bank & Trust Co., dated 9/28/12, 0.01%, due 10/1/12, proceeds $2,137,002; collateralized by U.S. Treasury Bonds, 4.50%, due 5/15/38, valued at $2,182,800 including accrued interest	2,137,000
Total Repurchase Agreements (cost-$7,037,000)		7,037,000
Total Short-Term Investments (cost-$19,338,028)		19,340,160

Contracts

OPTIONS PURCHASED (k) – 0.1%

Put Options – 0.1%
182	S&P 500 Index Futures (CME), strike price $1,375, expires 10/19/12 (cost-$182,468)	191,100
Total Investments, before options written (cost-$217,144,684) – 181.6%		244,341,595

OPTIONS WRITTEN (k) – (0.3)%

Call Options – (0.3)%
182	S&P 500 Index Futures (CME), strike price $1,450, expires 10/19/12 (premiums received-$932,282)	(441,350)
Total Investments, net of options written (cost-$216,212,402) – 181.3%		243,900,245
Other liabilities in excess of other assets – (81.3)%		(109,354,920)
Net Assets – 100%		$134,545,325

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	29

PIMCO High Income Fund Schedule of Investments

September 30, 2012 (unaudited)

Principal Amount (000s)		Value
CORPORATE BONDS & NOTES – 68.3%

Airlines – 1.5%
	American Airlines Pass Through Trust,
$4,789	10.18%, 1/2/13 (b) (f)	$4,884,502
858	10.375%, 1/2/21	930,753
11,721	United Air Lines Pass Through Trust, 10.40%, 5/1/18	13,509,026
		19,324,281
Automotive – 3.6%
	Ford Motor Co.,
5,000	7.125%, 11/15/25	5,675,000
5,900	7.50%, 8/1/26	6,829,250
24,131	7.70%, 5/15/97 (e)	26,664,755
5,000	9.215%, 9/15/21	6,375,000
		45,544,005
Banking – 16.9%
5,000	AgFirst Farm Credit Bank, 7.30%, 10/29/12 (a) (b) (d) (h) (m) (acquisition cost-$4,500,000; purchased 12/7/10)	4,998,300
£38,655	Barclays Bank PLC, 14.00%, 6/15/19 (h)	78,485,744
	BPCE S.A. (h),
€20,000	9.00%, 3/17/15	25,508,237
€2,000	9.25%, 4/22/15	2,537,973
$5,000	12.50%, 9/30/19 (a) (d)	5,676,520
47,500	Lloyds TSB Bank PLC, 12.00%, 12/16/24 (a) (d) (h)	53,357,843
£21,600	Santander Finance Preferred S.A. Unipersonal, 11.30%, 7/27/14 (h)	35,148,239
	Santander Issuances S.A. Unipersonal,
$2,000	5.911%, 6/20/16 (a) (b) (d) (m) (acquisition cost-$1,872,600; purchased 5/3/12)	1,980,056
£6,300	7.30%, 7/27/19, (converts to FRN on 9/27/14)	9,583,188
		217,276,100
Consumer Products – 0.5%
$6,300	Reynolds Group Issuer, Inc., 9.00%, 4/15/19	6,457,500
Electric – 0.0%
420	GenOn REMA LLC, 9.237%, 7/2/17	445,291
Entertainment – 0.0%
550	Speedway Motorsports, Inc., 8.75%, 6/1/16	597,437
Financial Services – 23.1%
25,710	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a) (d)	14,526,150
	Ally Financial, Inc.,
97	5.85%, 5/15/13	96,995
280	5.90%, 1/15/19	271,846
82	5.90%, 2/15/19	80,099
1,256	6.00%, 2/15/19	1,233,327
1,534	6.00%, 3/15/19	1,503,038
120	6.00%, 4/15/19	118,854
50	6.00%, 9/15/19	49,519
652	6.10%, 9/15/19	644,133
241	6.125%, 10/15/19	236,539
1,620	6.15%, 3/15/16	1,594,093
2,351	6.20%, 3/15/16	2,320,303
127	6.20%, 4/15/19	126,039

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
30	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO High Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$170	6.25%, 3/15/13	$171,033
20	6.25%, 2/15/16	19,847
30	6.25%, 12/15/18	29,746
622	6.25%, 1/15/19	610,596
199	6.25%, 4/15/19	196,032
7	6.25%, 5/15/19	6,917
385	6.25%, 7/15/19	382,581
25	6.30%, 3/15/13	25,039
2,680	6.30%, 3/15/16	2,642,319
543	6.35%, 2/15/16	541,366
643	6.35%, 4/15/16	639,442
82	6.35%, 4/15/19	81,612
141	6.35%, 7/15/19	136,006
112	6.40%, 3/15/13	111,739
2,641	6.40%, 3/15/16	2,619,209
250	6.40%, 12/15/18	244,711
361	6.40%, 11/15/19	357,141
209	6.45%, 2/15/13	211,090
239	6.50%, 2/15/13	239,640
160	6.50%, 4/15/13	162,274
3,069	6.50%, 2/15/16	3,064,384
1,155	6.50%, 3/15/16	1,145,467
2,036	6.50%, 9/15/16	2,006,085
453	6.50%, 6/15/18	450,393
164	6.50%, 12/15/18	162,176
456	6.50%, 5/15/19	451,015
40	6.50%, 2/15/20	39,717
1,160	6.55%, 10/15/16	1,136,433
112	6.55%, 12/15/19	111,262
1,093	6.60%, 8/15/16	1,087,975
282	6.60%, 5/15/18	279,321
753	6.60%, 6/15/19	750,612
969	6.65%, 4/15/16	964,793
649	6.65%, 8/15/16	638,301
1,437	6.65%, 10/15/18	1,429,454
48	6.70%, 5/15/14	47,742
571	6.70%, 8/15/16	564,287
65	6.70%, 6/15/18	64,543
10	6.70%, 11/15/18	9,961
412	6.70%, 6/15/19	410,789
20	6.70%, 12/15/19	19,856
45	6.75%, 4/15/13	45,768
1,391	6.75%, 7/15/16	1,375,390
2,916	6.75%, 8/15/16	2,894,995
261	6.75%, 9/15/16	259,193
113	6.75%, 7/15/18	112,750
41	6.75%, 9/15/18	39,950
330	6.75%, 10/15/18	329,372
6	6.75%, 11/15/18	5,925
1,121	6.75%, 5/15/19	1,113,067
2,137	6.75%, 6/15/19	2,130,697
255	6.80%, 4/15/13	252,765

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	31

PIMCO High Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$890	6.80%, 9/15/16	$884,751
10	6.80%, 9/15/18	9,986
13	6.80%, 10/15/18	12,974
2,861	6.85%, 4/15/16	2,846,440
646	6.85%, 5/15/16	643,198
526	6.85%, 7/15/16	523,951
679	6.875%, 8/15/16	675,837
169	6.875%, 7/15/18	166,665
50	6.90%, 6/15/17	49,870
52	6.90%, 7/15/18	51,973
141	6.90%, 8/15/18	140,620
30	6.95%, 6/15/17	29,941
593	7.00%, 1/15/13	597,831
873	7.00%, 5/15/16	872,906
120	7.00%, 6/15/16	117,689
638	7.00%, 7/15/16	633,530
1,106	7.00%, 8/15/16	1,101,016
256	7.00%, 11/15/16	250,125
100	7.00%, 12/15/16	98,204
71	7.00%, 6/15/17	70,260
1,445	7.00%, 2/15/18	1,436,371
905	7.00%, 5/15/18	892,541
1,466	7.00%, 8/15/18	1,446,533
85	7.00%, 9/15/18	84,201
168	7.00%, 6/15/22	166,491
183	7.05%, 3/15/18	180,704
332	7.05%, 4/15/18	331,226
3,012	7.10%, 1/15/13	3,022,755
253	7.125%, 10/15/17	251,347
545	7.15%, 6/15/16	540,430
1,087	7.15%, 9/15/18	1,078,467
43	7.20%, 10/15/17	42,851
2,153	7.25%, 6/15/16	2,132,327
1,225	7.25%, 9/15/17	1,227,911
324	7.25%, 1/15/18	320,489
238	7.25%, 4/15/18	237,136
273	7.25%, 8/15/18	269,750
180	7.25%, 9/15/18	178,692
80	7.30%, 1/15/18	79,522
235	7.35%, 1/15/17	231,321
22	7.35%, 4/15/18	21,832
356	7.375%, 11/15/16	355,293
10	7.375%, 4/15/18	9,863
210	7.50%, 10/15/12	209,989
1,037	7.50%, 5/15/16	1,036,889
784	7.50%, 6/15/16	777,242
20	7.50%, 11/15/16	20,031
1,260	7.50%, 8/15/17	1,257,835
12	7.50%, 11/15/17	11,949
1,505	7.50%, 12/15/17	1,503,755
1,324	7.55%, 5/15/16	1,323,276
79	8.00%, 10/15/17	78,997

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
32	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO High Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$197	8.00%, 11/15/17	$195,723
20	8.125%, 11/15/17	19,873
25	8.25%, 3/15/17	25,023
35	8.65%, 8/15/15	35,172
121	9.00%, 7/15/20	120,955
5,100	BankAmerica Institutional Capital B, 7.70%, 12/31/26 (a) (b) (d) (m) (acquisition cost-$4,094,076; purchased 1/6/09)	5,214,750
	Credit Agricole S.A. (h),
£1,000	8.125%, 10/26/19	1,427,927
$3,100	8.375%, 10/13/19 (a) (d)	3,030,250
13,002	ILFC E-Capital Trust I, 4.52%, 12/21/65 (a) (d) (i)	8,906,370
28,430	ILFC E-Capital Trust II, 6.25%, 12/21/65, (converts to FRN on 12/21/15) (a) (d)	22,601,850
18,000	International Lease Finance Corp., 6.98%, 10/15/17 (g) (i)	17,320,835
	LBG Capital No.1 PLC,
€1,885	7.375%, 3/12/20	2,246,943
£900	7.588%, 5/12/20	1,414,661
£3,400	7.869%, 8/25/20	5,377,327
$2,000	8.50%, 12/17/21 (a) (b) (d) (h) (m) (acquisition cost-$1,275,174; purchased 10/22/09)	1,860,000
	LBG Capital No.2 PLC,
£284	9.00%, 12/15/19	461,079
£5,500	9.125%, 7/15/20	8,985,309
£850	11.25%, 9/14/23	1,464,679
$6,300	National City Preferred Capital Trust I, 12.00%, 12/10/12 (h)	6,450,835
43,895	NSG Holdings LLC, 7.75%, 12/15/25 (a) (b) (d) (m) (acquisition cost-$39,831,650; purchased 6/18/08-7/14/10)	45,870,275
8,800	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (h)	8,624,000
2,000	Royal Bank of Scotland PLC, 9.50%, 3/16/22 (i)	2,245,724
	SLM Corp.,
9,000	8.00%, 3/25/20	10,440,000
33,135	8.45%, 6/15/18	38,982,930
	Springleaf Finance Corp.,
10,000	5.40%, 12/1/15	9,031,200
9,100	6.90%, 12/15/17	7,780,500
		296,293,686
Hotels/Gaming – 0.2%
2,100	MGM Resorts International, 11.125%, 11/15/17	2,333,625
Insurance – 17.6%
	American International Group, Inc.,
€8,200	8.00%, 5/22/68, (converts to FRN on 5/22/18)	11,830,316
$87,250	8.175%, 5/15/68, (converts to FRN on 5/15/38)	107,208,438
£6,650	8.625%, 5/22/68, (converts to FRN on 5/22/18) (a) (b) (d) (m) (acquisition cost-$9,722,734; purchased 8/10/10-5/4/12)	12,456,562
£28,650	8.625%, 5/22/68, (converts to FRN on 5/22/18)	53,666,240
€23,300	Cloverie PLC for Zurich Insurance Co., Ltd., 12.00%, 7/15/14 (g) (h)	33,542,637
$2,000	Pacific Life Insurance Co., 7.90%, 12/30/23 (a) (d)	2,462,988
3,500	Transatlantic Holdings, Inc., 8.00%, 11/30/39	4,385,871
		225,553,052

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	33

PIMCO High Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Oil & Gas – 0.1%
$1,000	Cie Generale de Geophysique-Veritas, 7.75%, 5/15/17	$1,040,625
Real Estate – 0.6%
5,041	Midwest Family Housing LLC, 6.631%, 1/1/51, (CIFG) (a) (b) (d) (g) (m) (acquisition cost-$4,052,645; purchased 9/25/12)	4,059,606
4,807	Tri-Command Military Housing LLC, 5.383%, 2/15/48 (a) (b) (d) (m) (acquisition cost-$4,055,093; purchased 9/19/12)	4,157,059
		8,216,665
Telecommunications – 1.4%
1,122	CenturyLink, Inc., 7.20%, 12/1/25	1,258,580
15,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	16,725,814
		17,984,394
Utilities – 2.8%
7,300	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a) (d)	7,957,000
2,162	Ameren Energy Generating Co., 7.95%, 6/1/32	1,994,445
23,990	Dynegy Roseton LLC/Danskammer Pass Through Trust, 7.67%, 11/8/16, Ser. B (b) (f)	14,873,800
4,455	Energy Future Holdings Corp., 9.75%, 10/15/19	4,789,125
5,445	Energy Future Intermediate Holding Co. LLC, 9.75%, 10/15/19	5,853,375
		35,467,745
Total Corporate Bonds & Notes (cost-$707,578,448)		876,534,406

MORTGAGE-BACKED SECURITIES – 12.5%
1,958	American Home Mortgage Assets LLC, 6.25%, 6/25/37, CMO	1,177,045
9,473	Banc of America Alternative Loan Trust, 6.00%, 3/25/36, CMO	6,820,669
67	Banc of America Mortgage Trust, 3.00%, 2/25/36, CMO (i)	53,429
	BCAP LLC Trust, CMO (a) (d) (i),
4,700	5.491%, 3/26/37	632,150
2,679	11.084%, 6/26/36	494,365
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (i),
13,191	2.974%, 8/25/35	10,336,854
853	3.117%, 5/25/47	655,390
531	5.259%, 11/25/34	499,412
	Chase Mortgage Finance Corp., CMO,
60	2.73%, 12/25/35 (i)	53,278
26	5.50%, 5/25/36	25,327
346	5.774%, 9/25/36 (i)	333,395
	Citigroup Mortgage Loan Trust, Inc., CMO (i),
414	2.834%, 7/25/37	312,126
211	2.895%, 7/25/46	162,295
1,585	3.109%, 9/25/37	1,194,065
3,379	5.587%, 8/25/37	2,486,396
3,937	5.773%, 3/25/37	3,771,011
	Countrywide Alternative Loan Trust, CMO,
710	2.897%, 2/25/37 (i)	541,919
4,361	4.371%, 7/25/46 (i)	2,911,611
1,543	5.268%, 7/25/21 (i)	1,444,977
682	5.50%, 3/25/36	459,460
1,784	6.00%, 2/25/35	1,594,780
535	6.00%, 11/25/36	382,274

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
34	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO High Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

$5,512	6.00%, 1/25/37	$4,397,327
8,649	6.00%, 2/25/37	6,556,831
303	6.50%, 6/25/36	203,077
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
1,238	2.895%, 9/20/36 (i)	746,570
142	3.729%, 9/25/47 (i)	103,879
4,328	5.50%, 10/25/35	4,255,323
4,728	5.75%, 3/25/37	4,109,808
3,723	5.75%, 6/25/37	3,415,089
1,361	6.00%, 5/25/36	1,187,101
856	6.00%, 4/25/37	780,004
12,824	6.00%, 5/25/37	11,347,229
435	6.25%, 9/25/36	352,064
2,807	Credit Suisse Mortgage Capital Certificates, 6.00%, 2/25/37, CMO	2,377,358
177	First Horizon Asset Securities, Inc., 2.57%, 5/25/37, CMO (i)	124,333
	GSR Mortgage Loan Trust, CMO,
1,142	5.50%, 5/25/36	1,011,698
1,279	6.00%, 7/25/37	1,193,076
	Harborview Mortgage Loan Trust, CMO (i),
124	5.322%, 8/19/36	103,944
1,166	5.75%, 8/19/36	837,583
11,763	JPMorgan Alternative Loan Trust, 5.722%, 3/25/37, CMO (i)	7,965,301
	JPMorgan Mortgage Trust, CMO,
734	5.618%, 1/25/37 (i)	647,039
986	5.75%, 1/25/36	919,744
492	Merrill Lynch Alternative Note Asset, 3.05%, 6/25/37, CMO (i)	298,911
316	Merrill Lynch Mortgage-Backed Securities Trust, 5.145%, 4/25/37, CMO (i)	242,121
	Residential Asset Securitization Trust, CMO,
1,846	6.00%, 9/25/36	1,173,197
6,076	6.00%, 5/25/37	5,429,002
1,293	6.25%, 10/25/36	929,498
582	6.50%, 8/25/36	388,443
5,133	Residential Funding Mortgage Securities I Trust, 6.25%, 8/25/36, CMO	4,635,828
	Sequoia Mortgage Trust, CMO (i),
148	2.743%, 1/20/47	122,835
1,899	5.316%, 7/20/37	1,601,173
	Structured Adjustable Rate Mortgage Loan Trust, CMO (i),
1,676	5.189%, 4/25/47	1,305,068
425	5.392%, 1/25/36	301,957
10,057	5.526%, 7/25/36	6,547,960
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (i),
2,618	5.488%, 4/25/37	2,261,995
2,083	5.809%, 2/25/37	1,709,705
	WaMu Mortgage Pass Through Certificates, CMO (i),
266	2.14%, 1/25/37	201,647
2,078	2.228%, 11/25/36	1,658,037
169	2.314%, 12/25/36	135,015
225	2.422%, 4/25/37	168,082
476	2.534%, 2/25/37	348,700
1,096	2.704%, 2/25/37	857,220
227	2.757%, 3/25/37	203,149
420	4.764%, 5/25/37	319,195
571	5.098%, 2/25/37	462,194

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	35

PIMCO High Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

$12,692	5.187%, 7/25/37	$11,724,690
	Washington Mutual Alternative Mortgage Pass Through Certificates, CMO,
11,086	6.00%, 6/25/37	9,014,184
6,950	6.50%, 3/25/36	4,140,828
18,598	Wells Fargo Alternative Loan Trust, 6.25%, 7/25/37, CMO	15,576,943
241	Wells Fargo Mortgage-Backed Securities Trust, 3.04%, 9/25/36, CMO (i)	199,213
Total Mortgage-Backed Securities (cost-$147,424,028)		160,933,396

Shares

PREFERRED STOCK – 6.6%

Banking – 4.0%
758,600	CoBank Acb, 11.00%, 7/1/13, Ser. C (a) (b) (d) (h) (m) (acquisition cost-$42,106,600; purchased 8/23/10-2/1/11)	39,447,200
10,000	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (h)	11,712,500
		51,159,700
Financial Services – 1.2%
	Ally Financial, Inc. (h),
3,000	7.00%, 10/29/12 (a) (d)	2,806,594
150,000	8.50%, 5/15/16, Ser. A (o)	3,669,000
150,000	Bank of America Corp., 8.20%, 5/1/13, Ser. H (h)	3,898,500
200,000	GMAC Capital Trust I, 8.125%, 2/15/40, Ser. 2 (o)	5,022,000
7	Union Planters Preferred Funding Corp., 7.75%, 7/15/23 (a) (b) (d) (h) (m) (acquisition cost-$630,000; purchased 3/3/11)	710,500
		16,106,594
Real Estate Investment Trust – 1.4%
14,470	Sovereign Real Estate Investment Trust, 12.00%, 5/16/20 (a) (b) (d) (h) (m) (acquisition cost-$15,965,050; purchased 12/3/09-6/6/12)	17,506,718
Total Preferred Stock (cost-$83,519,150)		84,773,012

Principal Amount (000s)

ASSET-BACKED SECURITIES – 4.4%

	Countrywide Asset-Backed Certificates,
$3,000	5.595%, 8/25/35	2,074,001
13,700	5.884%, 7/25/36	6,842,027
34,069	Greenpoint Manufactured Housing, 8.45%, 6/20/31 (i)	32,641,969
	GSAA Trust,
652	0.517%, 3/25/37 (i)	381,256
5,534	5.80%, 3/25/37	3,337,986
17,691	Indymac Residential Asset-Backed Trust, 0.377%, 7/25/37 (i)	9,551,059
2,558	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (i)	1,835,933
463	Washington Mutual Asset-Backed Certificates, 0.367%, 5/25/36 (i)	243,572
Total Asset-Backed Securities (cost-$59,284,652)		56,907,803

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
36	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO High Income Fund Schedule of Investments

September 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value
MUNICIPAL BONDS – 1.3%

Louisiana – 0.4%
$3,850	New Orleans, Public Improvements, GO, 8.55%, 12/1/34, Ser. A	$4,342,608
Texas – 0.9%
9,995	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	11,671,961
Total Municipal Bonds (cost-$14,353,819)		16,014,569

Shares

CONVERTIBLE PREFERRED STOCK – 0.1%

Financial Services – 0.1%
1,000	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (h) (cost-$1,235,000)	1,238,000

Principal Amount (000s)

SHORT-TERM INVESTMENTS – 6.8%

U.S. Treasury Obligations (j) (p) – 0.5%
	U.S. Treasury Bills,
$5,920	0.043%-0.095%, 10/4/12-11/15/12 (cost-$5,919,845)	5,919,845
Repurchase Agreements – 6.3%
8,300	Bank of America Corp., dated 9/28/12, 0.22%, due 10/1/12, proceeds $8,300,152; collateralized by U.S. Treasury Notes, 0.875%, due 2/28/17, valued at $8,468,875 including accrued interest	8,300,000
4,100	Goldman Sachs & Co., dated 9/28/12, 0.21%, due 10/1/12, proceeds $4,100,072; collateralized by Freddie Mac, 4.50%, due 10/1/41, valued at $4,225,923 including accrued interest	4,100,000
2,200	JPMorgan Securities, Inc., dated 9/28/12, 0.28%, due 10/1/12, proceeds $2,200,051; collateralized by Freddie Mac, 0.50%, due 9/25/15, valued at $2,253,945 including accrued interest	2,200,000
65,500	Royal Bank of Scotland, dated 9/28/12, 0.26%, due 10/1/12 proceeds $65,501,419; collateralized by U.S. Treasury Notes, 1.00%, due 5/15/14, valued at $66,860,086 including accrued interest	65,500,000
819	State Street Bank & Trust Co., dated 9/28/12, 0.01%, due 10/1/12, proceeds $819,001; collateralized by U.S. Treasury Bonds, 4.50%, due 5/15/38, valued at $836,400 including accrued interest	819,000
Total Repurchase Agreements (cost-$80,919,000)		80,919,000
Total Short-Term Investments (cost-$86,838,845)		86,838,845
Total Investments (cost-$1,100,233,942) – 100.0%		$1,283,240,031

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	37

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Notes to Schedules of Investments

September 30, 2012 (unaudited)

(a)

Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $614,383,381, $50,732,047 and $260,713,106, representing 48.6% and 37.7% of net assets and 20.3% of total investments in Dynamic Income, Global StocksPLUS® and High Income, respectively.

(b)	Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Funds are ordinarily contractually obligated to receive approval from the agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on September 30, 2012.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	Delayed-delivery. To be delivered after September 30, 2012.
(f)	In default.
(g)

Fair-Valued–Securities with an aggregate value of $167,098,732, $4,893,449 and $54,923,078, representing 13.2% and 3.6% of net assets and 4.3% of total investments in Dynamic Income, Global StocksPLUS® and High Income, respectively. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h)	Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(i)	Variable or Floating Rate Security–Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2012.
(j)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(k)	Non-income producing.
(l)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(m)

Restricted. The aggregate acquisition cost of such securities is $89,023,570, $11,109,380 and $128,105,622 for Dynamic Income, Global StocksPLUS® and High Income, respectively. The aggregate market value is $91,935,670, $11,939,865 and $138,261,026, representing 7.3% and 8.9% of net assets and 10.8% of total investments in Dynamic Income, Global StocksPLUS® and High Income, respectively.

(n)

Security is subject to a forbearance agreement entered into by Dynamic Income which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(o)	Dividend rate is fixed until the first call date and variable thereafter.
(p)	Rates reflect the effective yields at purchase date.

Glossary:
ABS	-	Asset-Backed Securities
	£-	British Pound
CIFG	-	insured by CDC IXIS Financial Guaranty Services, Inc.
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note
GO	-	General Obligation Bond
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by Municipal Bond Investors Assurance
MBS	-	Mortgage-Backed Securities
PIK	-	Payment-in-Kind
PO	-	Principal Only

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
38	PIMCO High Income Fund Semi-Annual Report | 9.30.12 | See accompanying Notes to Financial Statements.

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Statements of Assets and Liabilities

September 30, 2012 (unaudited)

	Dynamic Income	Global StocksPLUS®	High Income
Assets:
Investments, at value (cost-$2,237,807,782, $217,144,684 and $1,100,233,942, respectively)	$2,401,283,009	$244,341,595	$1,283,240,031
Cash	–	2,755	2,145,513
Foreign currency, at value (cost-$0, $91,336 and $4,850, respectively)	–	90,747	4,329
Receivable for investments sold	100,602,315	795,425	40,440,749
Interest and dividends receivable	20,414,886	2,373,175	25,101,286
Swap premiums paid	1,762,500	155,594	1,606,217
Unrealized appreciation of OTC swaps	1,615,306	5,660,934	6,602,747
Unrealized appreciation of forward foreign currency contracts	84,064	91,059	1,238,335
Tax reclaims receivable	4,918	–	–
Receivable for principal paydowns	3,017	–	–
Receivable for terminated swaps	145	–	–
Deposits with brokers for futures contracts collateral	–	2,193,000	–
Deposits with brokers for swaps collateral	–	1,135,000	7,001,000
Receivable from broker	–	124,328	506,487
Receivable for variation margin on centrally cleared swaps	–	103,252	381,850
Deposits with brokers for forward foreign currency contracts collateral	–	–	7,354,000
Prepaid expenses	20,733	12,608	97,699
Total Assets	2,525,790,893	257,079,472	1,375,720,243
Liabilities:
Payable for reverse repurchase agreements	1,167,197,914	108,524,220	–
Swap premiums received	52,321,118	3,764,494	727,365
Payable to brokers for cash collateral received	17,590,000	4,470,000	6,490,000
Payable for investments purchased	10,303,070	–	36,820,504
Dividends payable to common and preferred shareholders	7,985,279	1,888,612	14,929,808
Investment management fees payable	2,182,825	202,520	747,389
Unrealized depreciation of forward foreign currency contracts	1,549,177	255,054	5,805,326
Interest payable for reverse repurchase agreements	1,297,619	78,370	–
Payable for terminated swaps	666,838	3,216	–
Unrealized depreciation of OTC swaps	317,786	1,655,197	–
Payable to custodian for overdrafts	153,649	–	–
Interest payable for cash collateral received	4,225	541	267
Options written, at value (premiums received-$932,282 for Global StocksPLUS®)	–	441,350	–
Payable for sale-buyback financing transactions	–	795,839	–
Payable to broker	–	2,006	–
Payable for variation margin on futures contracts	–	346,035	–
Accrued expenses and other liabilities	231,489	106,693	399,855
Total Liabilities	1,261,800,989	122,534,147	65,920,514
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 11,680 shares issued and outstanding for High Income)	–	–	292,000,000
Net Assets Applicable to Common Shareholders	$1,263,989,904	$134,545,325	$1,017,799,729

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 9.30.12 |	PIMCO High Income Fund Semi-Annual Report	39

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Statements of Assets and Liabilities

September 30, 2012 (unaudited) (continued)

	Dynamic Income	Global StocksPLUS®	High Income
Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$451	$103	$1,224
Paid-in-capital in excess of par	1,075,933,244	231,234,222	1,704,177,390
Undistributed (dividends in excess of) net investment income	15,533,928	(4,939,415)	(53,870,038)
Accumulated net realized gain (loss)	11,634,199	(145,506,938)	(818,534,482)
Net unrealized appreciation of investments, futures contracts, options written, swaps and foreign currency transactions	160,888,082	53,757,353	186,025,635
Net Assets Applicable to Common Shareholders	$1,263,989,904	$134,545,325	$1,017,799,729
Common Shares Issued and Outstanding	45,114,568	10,300,581	122,448,027
Net Asset Value Per Common Share	$28.02	$13.06	$8.31

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
40	PIMCO High Income Fund Semi-Annual Report | 9.30.12 | See accompanying Notes to Financial Statements.

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Statements of Operations

Period or Six Months ended September 30, 2012 (unaudited)

	Dynamic Income*	Global StocksPLUS®	High Income
Investment Income:
Interest	$48,002,002	$8,797,754	$53,588,303
Dividends	165,922	20,425	3,868,725
Facility and other fee income	135,825	324	814,151
Total Investment Income	48,303,749	8,818,503	58,271,179

Expenses:
Investment management fees	6,499,075	1,193,509	4,415,137
Interest expense	2,019,415	388,649	142,899
Custodian and accounting agent fees	92,567	46,109	171,495
Shareholder communications	61,849	36,035	132,546
Trustees’ fees and expenses	52,183	6,295	53,400
Legal fees	40,644	5,437	37,234
Audit and tax services	35,217	60,730	69,348
Transfer agent fees	12,695	20,042	21,159
Insurance expense	3,493	2,688	13,587
Auction agent fees and commissions	–	–	144,350
New York Stock Exchange listing fees	–	12,973	59,137
Miscellaneous expense	10,603	996	13,679
Total Expenses	8,827,741	1,773,463	5,273,971

Net Investment Income	39,476,008	7,045,040	52,997,208

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,680,035	(1,130,248)	52,399,147
Futures contracts	–	4,113,723	–
Options written	–	(92,918)	–
Swaps	13,612,431	(22,925,621)	3,000,311
Foreign currency transactions	(3,658,267)	96,261	2,141,905
Net change in unrealized appreciation/depreciation of: Investments	163,475,227	9,672,468	24,861,083
Futures contracts	–	(2,224,670)	–
Options written	–	364,697	–
Swaps	1,297,520	21,157,695	5,797,127
Foreign currency transactions	(3,884,665)	(80,220)	118,295
Net realized and change in unrealized gain on investments, futures contracts, options written, swaps and foreign currency transactions	172,522,281	8,951,167	88,317,868
Net Increase in Net Assets Resulting from Investment Operations	211,998,289	15,996,207	141,315,076
Dividends on Preferred Shares from Net Investment Income	–	–	(220,861)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$211,998,289	$15,996,207	$141,094,215

*  For the period May 30, 2012 (commencement of operations) through September 30, 2012.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 9.30.12 |	PIMCO High Income Fund Semi-Annual Report	41

PIMCO Dynamic Income Fund
Statements of Changes in Net Assets

For the period May 30, 2012* through September 30, 2012 (unaudited)
Investment Operations:
Net investment income	$39,476,008
Net realized gain on investments, swaps and foreign currency transactions	11,634,199
Net unrealized appreciation of investments, swaps and foreign currency transactions	160,888,082
Net increase in net assets resulting from investment operations	211,998,289

Dividends to Shareholders from Net Investment Income	(23,942,080)

Share Transactions:
Net proceeds from the sale of shares	1,075,768,154
Offering costs charged to paid-in capital in excess of par	(1,290,630)
Reinvestment of dividends	1,356,159
Net increase from share transactions	1,075,833,683
Total increase in net assets	1,263,889,892

Net Assets:
Beginning of period	100,012
End of period (including undistributed net investment income of $15,533,928)	$1,263,989,904

Shares Issued and Reinvested:
Issued	45,058,352
Issued in reinvestment of dividends	52,027
Net Increase	45,110,379

*  Commencement of operations.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
42	PIMCO High Income Fund Semi-Annual Report | 9.30.12 | See accompanying Notes to Financial Statements.

PIMCO Global StocksPLUS® & Income Fund Statements of Changes in Net Assets

	Six Months ended September 30, 2012 (unaudited)	Year ended March 31, 2012
Investment Operations:
Net investment income	$7,045,040	$16,410,385
Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(19,938,803)	4,024,404
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps, securities sold short and foreign currency transactions	28,889,970	(22,224,245)
Net increase (decrease) in net assets resulting from investment operations	15,996,207	(1,789,456)

Dividends to Shareholders from Net Investment Income	(11,311,550)	(22,450,402)

Share Transactions:
Reinvestment of dividends	908,900	2,310,225
Total increase (decrease) in net assets	5,593,557	(21,929,633)

Net Assets:
Beginning of period	128,951,768	150,881,401
End of period (including dividends in excess of net investment income of $(4,939,415) and $(672,905), respectively)	$134,545,325	$128,951,768

Shares Issued in Reinvestment of Dividends	45,530	113,364

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 9.30.12 |	PIMCO High Income Fund Semi-Annual Report	43

PIMCO High Income Fund Statements of Changes in Net Assets Applicable to Common Shareholders

	Six Months ended September 30, 2012 (unaudited)	Year ended March 31, 2012
Investment Operations:
Net investment income	$52,997,208	$116,574,442
Net realized gain (loss) on investments, futures contracts, swaps and foreign currency transactions	57,541,363	(99,822,004)
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps and foreign currency transactions	30,776,505	(30,566,495)
Net increase (decrease) in net assets resulting from investment operations	141,315,076	(13,814,057)

Dividends on Preferred Shares from Net Investment Income	(220,861)	(286,376)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	141,094,215	(14,100,433)

Dividends and Distributions to Common Shareholders from:
Net investment income	(89,408,881)	(169,036,361)
Return of capital	–	(8,629,563)
Total dividends and distributions to common shareholders	(89,408,881)	(177,665,924)

Common Share Transactions:
Reinvestment of dividends	5,617,966	14,076,761
Total increase (decrease) in net assets applicable to common shareholders	57,303,300	(177,689,596)

Net Assets Applicable to Common Shareholders:
Beginning of period	960,496,429	1,138,186,025
End of period (including dividends in excess of net investment income of $(53,870,038) and $(17,237,504), respectively)	$1,017,799,729	$960,496,429

Common Shares Issued in Reinvestment of Dividends	441,066	1,148,069

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
44	PIMCO High Income Fund Semi-Annual Report | 9.30.12 | See accompanying Notes to Financial Statements.

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund Statements of Cash Flows Period or Six Months ended September 30, 2012 (unaudited)

	Dynamic Income**	Global StocksPLUS®
Increase (Decrease) in Cash and Foreign Currency from:

Cash Flows provided by (used for) Operating Activities:
Net increase in net assets resulting from investment operations	$211,998,289	$15,996,207

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by (used for) Operating Activities:
Purchases of long-term investments	(2,195,319,869)	(23,985,413)
Proceeds from sales of long-term investments	140,397,573	30,936,540
Purchases of short-term portfolio investments, net	(176,826,747)	(609,587)
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	(160,888,082)	(28,889,970)
Net realized (gain) loss on investments, futures contracts, options written, swaps and foreign currency transactions	(11,634,199)	19,938,803
Net amortization/accretion on investments	(4,378,704)	(655,907)
(Increase) decrease in receivable for investments sold	(100,602,315)	3,388,856
Increase in interest and dividends receivable	(20,414,886)	(123,832)
Increase in tax reclaims receivable	(4,918)	–
(Increase) decrease in receivable for principal paydowns	(3,017)	1,046
Proceeds from futures contracts transactions	–	2,470,338
Increase in deposits with brokers for futures contracts collateral	–	(1,871,000)
Decrease in deposits with brokers for swaps collateral	–	660,000
Decrease in receivable from broker	–	88,476
(Increase) decrease in prepaid expenses	(20,733)	8,549
Increase (decrease) in payable for investments purchased	10,303,070	(2,301,587)
Increase (decrease) in payable to brokers for cash collateral received	17,590,000	(950,000)
Net cash provided by (used for) swap transactions	64,837,742	(1,055,179)
Net cash provided by (used for) foreign currency transactions	(6,077,819)	125,810
Increase in investment management fees payable	2,182,825	51
Increase (decrease) in interest payable for reverse repurchase agreements	1,297,619	(6,981)
Increase in interest payable for cash collateral received	4,225	541
Increase (decrease) in accrued expenses and other liabilities	231,489	(48,024)
Net cash provided by (used for) operating activities*	(2,227,328,457)	13,117,737

Cash Flows provided by (used for) Financing Activities:
Increase (decrease) in payable for reverse repurchase agreements	1,167,197,914	(3,352,264)
Cash dividends paid (excluding reinvestment of dividends of $1,356,159 and $908,900, respectively)	(14,600,642)	(10,394,302)
Net proceeds from shares sold	1,075,768,154	–
Offering costs paid	(1,290,630)	–
Increase (decrease) in payable to custodian for overdrafts	153,649	(73,823)
Payable for sale-buyback financing activity	–	795,839
Net cash provided by (used for) financing activities	2,227,228,445	(13,024,550)
Net increase (decrease) in cash	(100,012)	93,187
Cash and foreign currency, at beginning of period	100,012	315
Cash and foreign currency, at end of period	$0	$93,502

*                 Included in operating expenses is cash paid by Dynamic Income and Global StocksPLUS® for interest primarily related to participation in reverse repurchase agreement transactions of $717,571 and $395,089, respectively.

**          Commencement of operations was May 30, 2012.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 9.30.12 |	PIMCO High Income Fund Semi-Annual Report	45

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Dynamic Income Fund (“Dynamic Income”), PIMCO Global StocksPLUS® & Income Fund (“Global StocksPLUS®”) and PIMCO High Income Fund (‘‘High Income’’), each a “Fund” and collectively the “Funds”, were organized as Massachusetts business trusts on January 19, 2011, February 16, 2005 and February 18, 2003, respectively. Prior to commencing operations on May 30, 2012, May 31, 2005 and April 30, 2003, respectively, the Funds had no operations other than matters relating to their organization as non-diversified (for Dynamic Income and Global StocksPLUS®) and diversified (for High Income), closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and the sale and issuance of 4,189 shares at an aggregate price of $100,012 for Dynamic Income to Allianz Asset Management of America L.P. (“AAM”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Funds’ investment manager and Sub-Adviser, respectively, and are indirect, wholly-owned subsidiaries of AAM. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Dynamic Income issued 40,600,000 shares of common stock in its initial public offering. An additional 4,458,352 shares were issued in connection with the underwriter’s over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $1,290,630 (representing approximately $0.03 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid-in capital in excess of par. The Sub-Adviser has paid all organizational costs of approximately $25,000.

Dynamic Income’s primary investment objective is to seek current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its investment objectives to produce total return for shareholders by utilizing a dynamic asset allocation strategy among multiple fixed-income sectors, including below investment grade (commonly referred to as “high yield” securities or “junk bonds”), mortgage-related and any other asset-backed securities, government and sovereign debt, corporate debt (including fixed and floating-rate bonds, bank loans and convertible securities), taxable municipal bonds and other income producing securities of U.S. and foreign issuers, including emerging market issuers. As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets in privately-issued (commonly known as “non-agency”) mortgage-related securities. The Fund utilizes leverage as part of its investment strategy.

Global StocksPLUS®’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. Global StocksPLUS®’s normally attempts to achieve its investment objective through holdings of stocks and/or through the use of index and other derivative instruments that have economic characteristics similar to U.S. and non-U.S. stocks. The Fund’s investments in index and other derivative instruments are backed by an actively-managed, debt portfolio that will have a low-to-intermediate average portfolio duration, ranging from one year to a duration that is two years above the duration of the Barclays Capital U.S. Aggregate Bond Index, although it may be longer or shorter at any time or from time to time based on the Sub-Adviser’s forecast for interest rates and other factors. The Fund may invest without limit in securities that are rated below investment grade and may invest without limit in securities of any rating. The Fund currently intends to gain substantially all of its equity index exposure by investing in equity index derivatives based on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the Morgan Stanley Capital International® Europe, Australasia and Far East Index (the “MSCI EAFE Index”). The Fund also employs a strategy of writing (selling) call options on U.S. equity indexes, seeking to generate gains from option premiums which may limit the Fund’s gains from increases in the S&P 500 Index.

High Income’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund normally attempts to achieve these objectives by investing at least 50% of its net assets in debt securities that are, at the time of purchase, rated below investment grade, and which may be represented by forward contracts or derivatives such as options, futures contracts or swap agreements.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
46	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds’ management is currently evaluating the effect that the guidance may have on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and the Sub-Adviser, an affiliate of the Investment Manager. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	47

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
48	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over-the-counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Total Return Swaps — OTC total return swaps are valued by independent pricing services using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable, the values of OTC total return swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	49

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Funds to measure fair value during the fiscal period or six months ended September 30, 2012 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at September 30, 2012 in valuing Dynamic Income’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 5(c) and 5(f) for more detailed information on Investments in Securities and Other Financial Instruments):

Dynamic Income:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 9/30/12
Investments in Securities – Assets
Mortgage-Backed Securities	–	$1,210,508,568	$123,076,874	$1,333,585,442
Corporate Bonds & Notes	–	437,352,665	–	437,352,665
Asset-Backed Securities	–	230,334,749	44,021,858	274,356,607
Senior Loans:
Hotels/Gaming	–	–	15,200,000	15,200,000
All Other	–	75,818,873	–	75,818,873
U.S. Government Agency Securities	–	64,722,077	–	64,722,077
Convertible Preferred Stock	$12,224,990	11,187,710	–	23,412,700
Short-Term Investments	–	176,834,645	–	176,834,645
Total Investments in Securities – Assets	$12,224,990	$2,206,759,287	$182,298,732	$2,401,283,009
Other Financial Instruments* – Assets
Credit Contracts	–	$1,615,306	–	$1,615,306
Foreign Exchange Contracts	–	84,064	–	84,064
Total Other Financial Instruments* – Assets	–	$1,699,370	–	$1,699,370
Other Financial Instruments* – Liabilities
Credit Contracts	–	$(317,786)	–	$(317,786)
Foreign Exchange Contracts	–	(1,549,177)	–	(1,549,177)
Total Other Financial Instruments* – Liabilities	–	$(1,866,963)	–	$(1,866,963)
Total Investments	$12,224,990	$2,206,591,694	$182,298,732	$2,401,115,416

At September 30, 2012, there were no transfers between of Levels 1 and 2.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
50	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements
September 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Dynamic Income for the period ended September 30, 2012, was as follows:

Dynamic Income:

	Beginning Balance 5/30/12****	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/12
Investments in Securities – Assets
Mortgage-Backed Securities	–	$116,326,446	$(1,570,535)	$81,163	$427,616	$7,812,184	–	–	$123,076,874
Asset-Backed Securities	–	42,902,163	–	188,968	–	930,727	–	–	44,021,858
Senior Loans:
Hotels/Gaming	–	14,963,250	–	13,427	–	223,323	–	–	15,200,000
Total Investments	–	$174,191,859	$(1,570,535)	$283,558	$427,616	$8,966,234	–	–	$182,298,732

The following table presents additional information about valuation techniques and inputs used for investments in Dynamic Income that are measured at fair value and categorized within Level 3 at September 30, 2012:

Dynamic Income:

	Ending Balance at 9/30/12	Valuation Techniques Used	Unobservable Inputs	Input Values
Investment in Securities – Assets
Mortgage-Backed Securities	$123,076,874	Benchmark Pricing	Security Price Reset	$1.61 – $139.85
Asset-Backed Securities	44,021,858	Benchmark Pricing	Security Price Reset	$22.00
Senior Loans	15,200,000	Third-Party Pricing Vendor	Single Broker Quote	$100.00
Total Investments	$182,298,732

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	51

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements
September 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at September 30, 2012 in valuing Global StocksPLUS®’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 5(a), 5(c), 5(d), 5(e) and 5(f) for more detailed information on Investments in Securities and Other Financial Instruments):

Global StocksPLUS®:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 9/30/12
Investments in Securities – Assets
Mortgage-Backed Securities	–	$88,991,051	$2,037,904	$91,028,955
Corporate Bonds & Notes:
Airlines	–	1,826,998	2,819,568	4,646,566
All Other	–	70,452,028	–	70,452,028
U.S. Government Agency Securities	–	37,518,619	–	37,518,619
Asset-Backed Securities	–	7,568,170	4,392,150	11,960,320
Senior Loans:
Hotels/Gaming	–	–	1,200,000	1,200,000
All Other	–	5,235,698	–	5,235,698
Municipal Bonds	–	1,428,105	–	1,428,105
U.S. Treasury Obligations	–	879,494	–	879,494
Convertible Preferred Stock	$460,530	–	–	460,530
Warrants	–	–	20	20
Short-Term Investments	–	19,340,160	–	19,340,160
Options Purchased:
Market Price	–	191,100	–	191,100
Total Investments in Securities – Assets	$460,530	$233,431,423	$10,449,642	$244,341,595
Investments in Securities – Liabilities
Options Written, at value:
Market Price	–	$(441,350)	–	$(441,350)
Other Financial Instruments* – Assets
Credit Contracts	–	$2,529,689	$176,862	$2,706,551
Foreign Exchange Contracts	–	91,059	–	91,059
Interest Rate Contracts	–	23,160,165	–	23,160,165
Market Price	–	2,604,517	–	2,604,517
Total Other Financial Instruments* – Assets	–	$28,385,430	$176,862	$28,562,292
Other Financial Instruments* – Liabilities
Credit Contracts	–	$(1,655,197)	–	$(1,655,197)
Foreign Exchange Contracts	–	(255,054)	–	(255,054)
Market Price	$(588,364)	–	–	(588,364)
Total Other Financial Instruments* – Liabilities	$(588,364)	$(1,910,251)	–	$(2,498,615)
Total Investments	$(127,834)	$259,465,252	$10,626,504	$269,963,922

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
52	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements
September 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

At September 30, 2012, there were no transfers between of Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Global StocksPLUS® for the six months ended September 30, 2012, was as follows:

Global StocksPLUS®:

	Beginning Balance 3/31/12	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 9/30/12
Investments in Securities – Assets
Mortgage-Backed Securities	$3,275,263	$37,866	$(39,264)	$2,144	$12,850	$172,164	$978,904	$(2,402,023)	$2,037,904
Corporate Bonds & Notes:
Airlines	3,754,974	–	(205,771)	(11,915)	14,013	(12,235)	–	(719,498)	2,819,568
Asset-Backed Securities	539,206	3,814,959	(72,168)	16,775	(96)	93,474	–	–	4,392,150
Senior Loans:
Hotels/Gaming	–	1,148,250	–	3,929	–	47,821	–	–	1,200,000
Warrants	–	20	–	–	–	–	–	–	20
Total Investments in Securities – Assets	$7,569,443	$5,001,095	$(317,203)	$10,933	$26,767	$301,224	$978,904	$(3,121,521)	$10,449,642
Other Financial Instruments* – Assets
Credit Contracts	$1,071,165	–	–	–	–	$(549,131)	–	$(345,172)	$176,862
Other Financial Instruments* – Liabilities
Credit Contracts	$(441,831)	–	–	–	–	$(5,636)	–	$447,467	–
Total Investments	$8,198,777	$5,001,095	$(317,203)	$10,933	$26,767	$(253,543)	$978,904	$(3,019,226)	$10,626,504

The following table presents additional information about valuation techniques and inputs used for investments in Global StocksPLUS® that are measured at fair value and categorized within Level 3 at September 30, 2012:

Global StocksPLUS®:

	Ending Balance at 9/30/12	Valuation Techniques Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Mortgage-Backed Securities	$978,904	Benchmark Pricing	Security Price Reset	$101.50
	1,059,000	Third-Party Pricing Vendor	Single Broker Quote	$88.25
Corporate Bonds & Notes	2,819,568	Third-Party Pricing Vendor	Single Broker Quote	$104.05 – $115.25
Asset-Backed Securities	477,625	Third-Party Pricing Vendor	Single Broker Quote	$100.20
	3,914,525	Benchmarked Pricing	Security Price Reset	$22.00
Senior Loans	1,200,000	Third-Party Pricing Vendor	Single Broker Quote	$100.00
Warrants	20	Portfolio Manager’s Recommendation	Stale Pricing	$0.01
Total Investments in Securities – Assets	$10,449,642
Other Financial Instruments* – Assets
Credit Contracts	$176,862	Third-Party Pricing	Single Broker Quote	$18.12
Total Investments	$10,626,504

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	53

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements
September 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at September 30, 2012 in valuing High Income’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 5(c), 5(d) and 5(f) for more detailed information on Investments in Securities and Other Financial Instruments):

High Income:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 9/30/12
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	–	$19,324,281	$19,324,281
Electric	–	–	445,291	445,291
Financial Services	–	$278,972,851	17,320,835	296,293,686
Insurance	–	192,010,415	33,542,637	225,553,052
Real Estate Investment Trust	–	4,157,059	4,059,606	8,216,665
Utilities	–	20,593,945	14,873,800	35,467,745
All Other	–	291,233,686	–	291,233,686
Mortgage-Backed Securities	–	159,806,881	1,126,515	160,933,396
Preferred Stock:
Financial Services	$12,589,500	3,517,094	–	16,106,594
All Other	–	68,666,418	–	68,666,418
Asset-Backed Securities	–	56,907,803	–	56,907,803
Municipal Bonds	–	16,014,569	–	16,014,569
Convertible Preferred Stock	1,238,000	–	–	1,238,000
Short-Term Investments	–	86,838,845	–	86,838,845
Total Investments in Securities – Assets	$13,827,500	$1,178,719,566	$90,692,965	$1,283,240,031
Other Financial Instruments* – Assets
Credit Contracts	–	$175,471	–	$175,471
Foreign Exchange Contracts	–	1,238,335	–	1,238,335
Interest Rate Contracts	–	19,362,901	–	19,362,901
Total Other Financial Instruments* – Assets	–	$20,776,707	–	$20,776,707
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	$(5,805,326)	–	$(5,805,326)
Interest Rate Contracts	–	(12,098,769)	–	(12,098,769)
Total Other Financial Instruments* – Liabilities	–	$(17,904,095)	–	$(17,904,095)
Total Investments	$13,827,500	$1,181,592,178	$90,692,965	$1,286,112,643

At September 30, 2012, there were no transfers between of Levels 1 and 2.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
54	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements
September 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for High Income for the six months ended September 30, 2012, was as follows:

High Income:

	Beginning Balance 3/31/12	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 9/30/12
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$18,661,529	–	$(681,313)	$(66,191)	$(59,263)	$1,469,519	–	–	$19,324,281
Electric	465,903	–	(55,325)	(1,197)	(1,832)	37,742	–	–	445,291
Financial Services	16,460,217	–	–	323,785	–	536,833	–	–	17,320,835
Insurance	31,438,829	–	–	–	–	2,103,808	–	–	33,542,637
Real Estate Investment Trust	–	$4,052,645	–	–	–	6,961	–	–	4,059,606
Utilities	14,873,800	–	–	–	–	–	–	–	14,873,800
Mortgage-Backed Securities	739,670	–	(605,469)	134,360	507,677	350,277	–	–	1,126,515
Preferred Stock:
Financial Services	563,937	–	–	–	–	146,563	–	$(710,500)	–
Total Investments	$83,203,885	$4,052,645	$(1,342,107)	$390,757	$446,582	$4,651,703	–	$(710,500)	$90,692,965

The following table presents additional information about valuation techniques and inputs used for investments in High Income that are measured at fair value and categorized within Level 3 at September 30, 2012:

High Income:

	Ending Balance at 9/30/12	Valuation Techniques Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$54,923,078	Benchmark Pricing	Security Price Reset	$80.53 – $96.23;
				EUR 112.03
Corporate Bonds & Notes	34,643,372	Third-Party Pricing Vendor	Single Broker Quote	$62.00 – $115.25
Mortgage-Backed Securities	1,126,515	Third-Party Pricing Vendor	Single Broker Quote	$13.45 – $18.45
Total Investments	$90,692,965

*

Other financial instruments are derivatives not reflected in the Schedules of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 into Level 3 because single broker quote provided by third-party pricing vendor was unobservable.
***	Transferred out of Level 3 into Level 2 because evaluated price from a third-party pricing vendor was available.
****	Commencement of operations.

The net change in unrealized appreciation/depreciation of Level 3 investments and other financial instruments, which Global StocksPLUS® held at September 30, 2012, was $86,220 and $(50,587), respectively. The net change in unrealized appreciation/depreciation of Level 3 investments which Dynamic Income and High Income held at September 30, 2012, was $8,966,234 and $4,508,043, respectively.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	55

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements
September 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees received after settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at September 30, 2012. The federal tax returns for the prior three years for Global StocksPLUS® and High Income remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Shares

Dynamic Income intends to declare dividends and distributions from net investment income and gains from the sale of portfolio securities and other sources to its shareholders monthly. Global StocksPLUS® and High Income declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
56	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements
September 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(g) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns they obtain on investments purchased with the cash. To the extent the Funds do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or their trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(j) Sale-Buybacks

A Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statement of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and the counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Investment Manager or otherwise cover its obligations under sale-buyback transactions.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	57

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements
September 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(k) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(l) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(m) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(n) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

(o) Custody Credits on Cash Balances

The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
58	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements
September 30, 2012 (unaudited)

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	59

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

2. Principal Risks (continued)

for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to a Fund’s performance. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Global StocksPLUS® and High Income had security transactions outstanding with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entities filed for bankruptcy protection or were placed in administration. Global StocksPLUS®’s security transactions associated with Lehman Brothers Special Financing Inc. (“LBSF”) and Lehman Brothers International (Europe) (“LBI”) and High Income’s security transactions associated with Lehman Commercial Paper, Inc. (“LCPI”) and LBSF as counterparties were written down to their estimated recoverable values. Adjustments to anticipated losses for securities transactions associated with LBSF, LBI and LCPI have been incorporated as net realized gain (loss) on the Funds’ Statements of Operations. The remaining balances, if any, due from LBSF, LBI and LCPI and due to Lehman Brothers, Inc. are included in receivable from/payable to broker on the Funds’ Statements of Assets and Liabilities. The estimated recoverable value of the receivables is determined by independent broker quotes. In April 2012 and October 2012, Global StocksPLUS® received $87,915 and $7,345, respectively, from LBSF.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
60	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Option Transactions

The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

(c) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral or margin in accordance with the terms

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	61

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
62	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed later in the Notes to Financial Statements (see 5(c)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2012 for which the Funds are sellers of protection are disclosed later in the Notes to Financial Statements (see 5(c)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	63

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements — Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

(d) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the fair valuation of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at September 30, 2012:

Dynamic Income:

Location	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$1,615,306	–	$1,615,306
Unrealized appreciation of forward foreign currency contracts	–	$84,064	84,064
Total asset derivatives	$1,615,306	$84,064	$1,699,370

Liability derivatives:
Unrealized depreciation of OTC swaps	$(317,786)	–	$(317,786)
Unrealized depreciation of forward foreign currency contracts	–	$(1,549,177)	(1,549,177)
Total liability derivatives	$(317,786)	$(1,549,177)	$(1,866,963)

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
64	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

Global StocksPLUS®:

Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$191,100	–	–	–	$191,100
Unrealized appreciation of OTC swaps	2,604,517	$349,866	$2,706,551	–	5,660,934
Receivable for variation margin on centrally cleared swaps**	–	103,252	–	–	103,252
Unrealized appreciation of forward foreign currency contracts	–	–	–	$91,059	91,059
Total asset derivatives	$2,795,617	$453,118	$2,706,551	$91,059	$6,046,345

Liability derivatives:
Unrealized depreciation of OTC swaps	–	–	$(1,655,197)	–	$(1,655,197)
Payable for variation margin on futures contracts*	$(346,035)	–	–	–	(346,035)
Options written, at value	(441,350)	–	–	–	(441,350)
Unrealized depreciation of forward foreign currency contracts	–	–	–	$(255,054)	(255,054)
Total liability derivatives	$(787,385)	–	$(1,655,197)	$(255,054)	$(2,697,636)

High Income:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$6,427,276	$175,471	–	$6,602,747
Receivable for variation margin on centrally cleared swaps**	381,850	–	–	381,850
Unrealized appreciation of forward foreign currency contracts	–	–	$1,238,335	1,238,335
Total asset derivatives	$6,809,126	$175,471	$1,238,335	$8,222,932

Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	–	–	$(5,805,326)	$(5,805,326)

*                      Included in the net unrealized depreciation of $588,364 on futures contracts, for Global StocksPLUS® as reported in section 5(a) of the Notes to Financial Statements.

**               Included in the net unrealized appreciation of $22,810,299 and $836,856 on centrally cleared interest rate swaps for Global StocksPLUS® and High Income, respectively, as reported in section 5(d) of the Notes to Financial Statements.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	65

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

The effect of derivatives on the Statements of Operations for the period or six months ended September 30, 2012:

Dynamic Income:

Location	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Swaps	$13,612,431	–	$13,612,431
Foreign currency transactions (forward foreign currency contracts)	–	$(4,687,632)	(4,687,632)
Total net realized gain (loss)	$13,612,431	$(4,687,632)	$8,924,799

Net change in unrealized appreciation/depreciation of:
Swaps	$1,297,520	–	$1,297,520
Foreign currency transactions (forward foreign currency contracts)	–	$(1,465,113)	(1,465,113)
Total net change in unrealized appreciation/depreciation	$1,297,520	$(1,465,113)	$(167,593)

Global StocksPLUS®:

Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(1,987,371)	–	–	–	$(1,987,371)
Futures contracts	4,113,723	–	–	–	4,113,723
Options written	(92,918)	–	–	–	(92,918)
Swaps	–	$(21,666,413)	$(1,259,208)	–	(22,925,621)
Foreign currency transactions (forward foreign currency contracts)	–	–	–	$74,921	74,921
Total net realized gain (loss)	$2,033,434	$(21,666,413)	$(1,259,208)	$74,921	$(20,817,266)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$224,033	–	–	–	$224,033
Futures contracts	(2,224,670)	–	–	–	(2,224,670)
Options written	364,697	–	–	–	364,697
Swaps	(530,539)	$21,866,004	$(177,770)	–	21,157,695
Foreign currency transactions (forward foreign currency contracts)	–	–	–	$(109,769)	(109,769)
Total net change in unrealized appreciation/depreciation	$(2,166,479)	$21,866,004	$(177,770)	$(109,769)	$19,411,986

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
66	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

High Income:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Swaps	$2,696,058	$304,253	–	$3,000,311
Foreign currency transactions (forward foreign currency contracts)	–	–	$1,575,916	1,575,916
Total net realized gain (loss)	$2,696,058	$304,253	$1,575,916	$4,576,227
Net change in unrealized appreciation/depreciation of:
Swaps	$5,621,656	$175,471	–	$5,797,127
Foreign currency transactions (forward foreign currency contracts)	–	–	$131,553	131,553
Total net change in unrealized appreciation/depreciation	$5,621,656	$175,471	$131,553	$5,928,680

The average volume (measured at each fiscal quarter-end) of derivative activity during the period or six months ended September 30, 2012:

	Options	Options	Futures Contracts (1)	Forward Foreign Currency Contracts (2)
	Purchased (1)	Written (1)	Long	Purchased	Sold
Dynamic Income	–	–	–	$20,406,640	$169,698,092
Global StocksPLUS®	174	174	423	7,760,963	13,976,189
High Income	–	–	–	195,000,118	487,646,358

	Credit Default Swap Agreements (3)		Interest Rate Swap	Total Return Swap
	Buy	Sell	Agreements (3)	Agreements (3)
Dynamic Income	—	$197,250	—	—
	—	€7,000	—	—
Global StocksPLUS®	$5,371	$15,239	$456,000	$60,299
High Income	–	10,000	2,486,667	–

(1)  Number of contracts

(2)  U.S. $ value on origination date

(3)  Notional amount (in thousands)

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	67

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an ‘‘Agreement’’) with the Investment Manager. Subject to the supervision of each Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 1.15% of Dynamic Income’s average daily total managed assets, 1.00% of Global StocksPLUS®’s average daily total managed assets and 0.70% of High Income’s average daily net assets, inclusive of net assets attributable to any Preferred Shares outstanding. For Dynamic Income and Global StocksPLUS®, total managed assets refer to the total assets of each Fund (including any assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the fiscal period or six months ended September 30, 2012, purchases and sales of investments, other than short-term securities were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Dynamic Income	$72,984,206	$1,362,272	$2,122,314,252	$155,722,690
Global StocksPLUS®	2,736,617	10,312,916	21,210,884	23,776,969
High Income	–	–	442,006,069	603,417,709

(a) Futures contracts outstanding at September 30, 2012:

Global StocksPLUS®:

Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Long: E-mini S&P 500 Index	348	$24,955	12/21/12	$(298,854)
S&P 500 Index	131	46,970	12/20/12	(289,510)
				$(588,364)

(b) Transactions in options written for the six months ended September 30, 2012:

Global StocksPLUS®:

	Contracts	Premiums
Options outstanding, March 31, 2012	181	$995,035
Options written	1,021	6,308,201
Options terminated in closing transactions	(1,020)	(6,370,954)
Options outstanding, September 30, 2012	182	$932,282

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
68	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

5. Investments in Securities (continued)

(c) OTC credit default swap agreements outstanding at September 30, 2012:

Buy protection swap agreements:

Global StocksPLUS®:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Made	Market Value (2)	Upfront Premiums Paid	Unrealized Appreciation
Citigroup:
CIFC	$1,000	†	10/20/20	(2.15)%	$176,862	–	$176,862
Goldman Sachs:
CIFC	478	†	10/20/20	(4.50)%	91,151	–	91,151
TELOS	1,500	†	10/11/21	(5.00)%	254,021	–	254,021
JPMorgan Chase:
Indymac Home Equity Loan	1,097	†	6/25/30	(0.45)%	244,673	–	244,673
Morgan Stanley:
Aegis Asset Backed Securities Trust	1,272	492.14%	6/25/34	(1.15)%	776,794	–	776,794
					$1,543,501	–	$1,543,501

Sell protection swap agreements:

Dynamic Income:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Market Value (2)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Nokia Oyj	€2,000	8.85%	6/20/17	5.00%	$(350,496)	$(250,220)	$(100,276)
Credit Suisse First Boston:
Markit ABX.HE Index 06-2	$41,589	†	5/25/46	0.17%	(37,103,168)	(36,962,400)	(140,768)
Nokia Oyj	€3,000	8.85%	6/20/17	5.00%	(525,744)	(568,125)	42,381
Nokia Oyj	€2,000	8.99%	9/20/17	5.00%	(374,758)	(431,885)	57,127
Goldman Sachs:
Markit ABX.HE Index 06-1	$15,261	†	7/25/45	0.54%	(13,199,464)	(13,295,988)	96,524
HSBC Bank:
Dow Jones CDX EM-17 Index	25,000	2.15%	6/20/17	5.00%	3,181,774	1,762,500	1,419,274
Morgan Stanley:
J.C. Penney Corp., Inc.	5,000	7.21%	6/20/17	5.00%	(417,108)	(400,000)	(17,108)
J.C. Penney Corp., Inc.	5,000	7.41%	9/20/17	5.00%	(472,134)	(412,500)	(59,634)
					$(49,261,098)	$(50,558,618)	$1,297,520

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	69

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

5. Investments in Securities (continued)

Global StocksPLUS®:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Market Value (2)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Long Beach Mortgage Loan Trust	$564	†	7/25/33	6.25%	$(447,467)	–	$(447,467)
SLM	500	0.86%	12/20/13	5.00%	26,193	$(70,000)	96,193
Citigroup:
SLM	1,800	0.86%	12/20/13	5.00%	94,293	155,594	(61,301)
SLM	900	0.86%	12/20/13	5.00%	47,147	(141,750)	188,897
Deutsche Bank:
SLM	700	0.86%	12/20/13	5.00%	36,670	(98,000)	134,670
Morgan Stanley:
Indymac Home Equity Loan	1,097	†	6/25/30	1.82%	(226,520)	–	(226,520)
Morgan Stanley Dean Witter	155	308.10%	8/25/32	3.22%	(147,034)	(2,931)	(144,103)
Royal Bank of Scotland:
Markit ABX.HE Index 07-1	2,944	†	8/25/37	0.09%	(1,200,732)	(1,457,154)	256,422
Markit ABX.HE Index 06-1	3,034	†	7/25/45	3.23%	(1,334,790)	(1,786,085)	451,295
UBS:
Aegis Asset Backed Securities Trust	1,272	492.14%	6/25/34	1.50%	(775,806)	–	(775,806)
J.C. Penney Corp., Inc.	1,000	7.41%	9/20/17	5.00%	(94,427)	(130,000)	35,573
					$(4,022,473)	$(3,530,326)	$(492,147)

High Income:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Market Value (2)	Upfront Premiums Received	Unrealized Appreciation
Barclays Bank:
Argentine Republic Government International Bond	$15,000	5.15%	6/20/13	5.00%	$6,362	$(169,109)	$175,471

CMBX — Commercial Mortgage Backed Securities Index

€ — Euro

†      Credit spread not quoted for asset-backed securities.

(1)   This represents the maximum potential amount the Funds could be required to make available as sellers of credit protection or receive as buyers of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)  The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at September 30, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
70	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

5. Investments in Securities (continued)

swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(d)  Interest rate swap agreements outstanding at September 30, 2012:

Global StocksPLUS®:

OTC swap agreements:

	Notional		Rate Type			Upfront
Swap Counterparty	Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Premiums Received	Unrealized Appreciation
Deutsche Bank	$50,000	11/16/19	3-Month USD-LIBOR	1.60%	$271,292	$(78,574)	$349,866

Centrally cleared swap agreements:

	Notional		Rate Type
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Unrealized Appreciation
Morgan Stanley (CME)	$228,000	12/19/42	2.50%	3-Month USD LIBOR	$6,519,246	$10,737,246

Morgan Stanley (CME)	200,000	12/21/41	3-Month USD LIBOR	2.85%	12,372,223	12,073,053
					$18,891,469	$22,810,299

High Income:

OTC swap agreements:

	Notional		Rate Type			Upfront
Swap Counterparty	Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Premiums Paid(Received)	Unrealized Appreciation
Goldman Sachs	$600,000	11/16/19	3-Month USD-LIBOR	1.60%	$3,255,534	$(558,256)	$3,813,790

Royal Bank of Scotland	330,000	5/29/18	3-Month USD-LIBOR	1.75%	4,219,703	1,606,217	2,613,486
					$7,475,237	$1,047,961	$6,427,276

Centrally cleared swap agreements:

	Notional		Rate Type			Unrealized
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Appreciation (Depreciation)
Barclays Bank (CME)	$200,000	6/16/20	3-Month USD-LIBOR	4.00%	$42,193,113	$7,681,292
Goldman Sachs (CME)	500,000	6/20/17	3-Month USD-LIBOR	3.75%	75,892,039	5,254,333
Goldman Sachs (CME)	500,000	12/19/17	1.00%	3-Month USD-LIBOR	(4,146,858)	(8,931,857)
Goldman Sachs (CME)	200,000	12/19/22	1.75%	3-Month USD-LIBOR	307,089	(3,166,912)
					$114,245,383	$836,856

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	71

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

5. Investments in Securities (continued)

ABX — Asset-Backed Securities Index

CME — Chicago Mercantile Exchange

LIBOR — London Inter-Bank Offered Rate

(e) OTC total return swap agreements outstanding at September 30, 2012:

Global StocksPLUS®:

Pay/Receive Total Return on Reference Index	Index	# of Units	Floating Rate*	Notional Amount (000s)	Maturity Date	Counterparty	Unrealized Appreciation
Receive	MSCI Daily Total Return EAFE	16,105	1-Month USD-LIBOR Plus 0.04%	$60,299	2/28/13	Bank of America	$2,604,517

*  Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

EAFE—Europe and Australasia, Far East Equity Index

MSCI—Morgan Stanley Capital International

(f) Forward foreign currency contracts outstanding at September 30, 2012:

Dynamic Income:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2012	Unrealized Appreciation (Depreciation)
Purchased:
242,000 British Pound settling 12/12/12	BNP Paribas	$391,881	$390,701	$(1,180)
73,000 British Pound settling 12/12/12	HSBC Bank	117,750	117,856	106
166,000 British Pound settling 12/12/12	UBS	268,188	268,002	(186)
90,000 Euro settling 12/17/12	Barclays Bank	117,101	115,748	(1,353)
102,000 Euro settling 12/17/12	UBS	132,227	131,182	(1,045)
Sold:
23,135,000 British Pound settling 12/12/12	BNP Paribas	36,787,125	37,350,747	(563,622)
29,405,000 British Pound settling 12/12/12	Deutsche Bank	46,959,050	47,473,470	(514,420)
518,000 Euro settling 12/17/12	Barclays Bank	671,939	666,196	5,743
55,947,000 Euro settling 12/17/12	BNP Paribas	72,031,261	71,953,046	78,215
18,391,000 Euro settling 12/17/12	HSBC Bank	23,185,166	23,652,537	(467,371)
				$(1,465,113)

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
72	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

5. Investments in Securities (continued)

Global StocksPLUS®:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2012	Unrealized Appreciation (Depreciation)
Purchased:
129,776 Australian Dollar settling 10/11/12	Bank of America	$133,864	$134,522	$658
2,412,000 British Pound settling 10/2/12	HSBC Bank	3,905,486	3,894,896	(10,590)
1,014,000 Euro settling 10/15/12	Royal Bank of Scotland	1,314,418	1,303,206	(11,212)
1,347,076 Euro settling 10/15/12	UBS	1,659,011	1,731,280	72,269
1,483,000 Hong Kong Dollar settling 11/6/12	JPMorgan Chase	191,284	191,256	(28)
26,090,000 Japanese Yen settling 12/10/12	Credit Suisse First Boston	330,592	334,518	3,926
183,000 Swedish Krona settling 11/21/12	Barclays Bank	27,425	27,818	393
184,000 Swedish Krona settling 11/21/12	UBS	27,626	27,970	344
121,000 Swiss Franc settling 11/21/12	Westpac	125,795	128,770	2,975
Sold:
2,412,000 British Pound settling 10/2/12	Goldman Sachs	3,814,534	3,894,896	(80,362)
2,412,000 British Pound settling 11/2/12	HSBC Bank	3,905,028	3,894,534	10,494
1,962,000 Euro settling 10/15/12	Barclays Bank	2,436,993	2,521,588	(84,595)
2,148,000 Euro settling 10/15/12	Deutsche Bank	2,692,371	2,760,638	(68,267)
				$(163,995)

High Income:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2012	Unrealized Appreciation (Depreciation)
Purchased:
63,364,000 British Pound settling 10/2/12	BNP Paribas	$103,017,191	$102,320,144	$(697,047)
69,459,000 British Pound settling 10/2/12	Citigroup	112,315,203	112,162,346	(152,857)
461,000 British Pound settling 11/2/12	UBS	747,774	744,353	(3,421)
16,463,000 Euro settling 10/2/12	Bank of America	21,154,955	21,155,774	819
13,878,209 Euro settling 10/2/12	BNP Paribas	17,861,255	17,834,189	(27,066)
15,463,000 Euro settling 10/2/12	Citigroup	20,036,956	19,870,724	(166,232)
14,525,000 Euro settling 10/2/12	JPMorgan Chase	18,745,965	18,665,347	(80,618)

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	73

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

5. Investments in Securities (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2012	Unrealized Appreciation (Depreciation)
Sold:
63,364,000 British Pound settling 11/2/12	BNP Paribas	$103,005,152	$102,310,639	$694,513
69,459,000 British Pound settling 11/2/12	Citigroup	112,304,090	112,151,927	152,163
34,810,000 British Pound settling 10/2/12	Credit Suisse First Boston	54,996,041	56,211,165	(1,215,124)
77,560,000 British Pound settling 10/2/12	Deutsche Bank	122,397,436	125,243,835	(2,846,399)
20,453,000 British Pound settling 10/2/12	JPMorgan Chase	33,120,422	33,027,490	92,932
16,463,000 Euro settling 11/2/12	Bank of America	21,161,869	21,162,194	(325)
13,878,000 Euro settling 11/2/12	BNP Paribas	17,866,426	17,839,333	27,093
21,888,000 Euro settling 10/2/12	Citigroup	27,988,186	28,127,169	(138,983)
15,463,000 Euro settling 11/2/12	Citigroup	20,042,831	19,876,754	166,077
13,283,000 Euro settling 10/2/12	Goldman Sachs	16,616,967	17,069,316	(452,349)
2,053,000 Euro settling 11/2/12	Goldman Sachs	2,640,343	2,639,008	1,335
21,887,000 Euro settling 10/2/12	HSBC Bank	28,107,132	28,125,883	(18,751)
2,231,209 Euro settling 10/2/12	JPMorgan Chase	2,890,000	2,867,214	22,786
14,525,000 Euro settling 11/2/12	JPMorgan Chase	18,751,629	18,671,012	80,617
1,040,000 Euro settling 10/2/12	UBS	1,330,297	1,336,451	(6,154)
				$(4,566,991)

At September 30, 2012, Dynamic Income, Global StocksPLUS® and High Income held cash collateral of $3,510,000, $4,470,000 and $6,490,000, respectively, and Global StocksPLUS® and High Income pledged cash collateral of $3,328,000 and $14,355,000, respectively, for derivative contracts. Cash collateral received may be invested in accordance with the Funds’ investment strategies.

(g) Open reverse repurchase agreements at September 30, 2012:

Dynamic Income:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Bank of America	1.367%	9/21/12	10/18/12	$12,550,764	$12,546,000
	1.367%	9/21/12	10/19/12	12,146,611	12,142,000
Barclays Bank	0.23%	9/27/12	10/29/12	8,002,280	8,002,075
	0.46%	6/27/12	12/27/12	9,156,222	9,145,004
	0.70%	8/24/12	2/25/13	3,822,823	3,820,000
	0.727%	9/12/12	10/11/12	4,590,760	4,589,000
	0.75%	9/24/12	12/24/12	28,723,188	28,719,000
	0.75%	9/28/12	1/4/13	33,548,000	33,548,000
	0.80%	6/26/12	10/1/12	19,411,753	19,370,000
	0.80%	7/26/12	10/1/12	14,970,256	14,948,000
	0.80%	8/27/12	11/27/12	17,983,978	17,970,000
	0.80%	8/31/12	11/27/12	14,851,225	14,841,000
	0.80%	8/31/12	11/28/12	2,420,666	2,419,000
	0.85%	9/20/12	10/22/12	14,390,777	14,387,040
	1.10%	8/24/12	2/25/13	10,478,152	10,466,000

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
74	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

5. Investments in Securities (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
	1.297%	7/27/12	10/26/12	$14,857,244	$14,822,000
	1.298%	7/26/12	10/26/12	28,505,696	28,437,000
	1.617%	9/26/12	12/21/12	11,675,622	11,673,000
	1.626%	9/21/12	12/20/12	5,196,346	5,194,000
	1.631%	9/20/12	12/20/12	7,228,601	7,225,000
	1.639%	9/18/12	12/18/12	5,537,275	5,534,000
	1.658%	9/11/12	12/12/12	6,179,687	6,174,000
	1.66%	9/6/12	12/5/12	5,872,762	5,866,000
	1.692%	8/27/12	11/1/12	1,093,796	1,092,000
	1.693%	8/21/12	11/1/12	1,303,509	1,301,000
	1.703%	8/16/12	10/24/12	8,247,909	8,230,000
Citigroup	1.016%	9/27/12	10/29/12	6,350,717	6,350,000
Credit Suisse First Boston	0.35%	9/17/12	10/17/12	4,661,556	4,660,921
	0.50%	9/18/12	12/18/12	20,464,694	20,461,000
	1.25%	9/20/12	10/19/12	4,647,423	4,645,648
	1.50%	9/13/12	10/12/12	25,368,012	25,349,000
	1.60%	8/13/12	10/2/12	12,881,993	12,854,000
	1.60%	8/15/12	10/2/12	21,726,289	21,681,000
	1.60%	8/16/12	10/3/12	1,308,670	1,306,000
	1.60%	8/17/12	10/1/12	8,557,080	8,540,000
	1.60%	8/17/12	10/2/12	13,473,894	13,447,000
	1.60%	8/20/12	10/2/12	1,862,470	1,859,000
	1.60%	8/24/12	10/24/12	10,349,450	10,332,000
	1.60%	9/12/12	11/13/12	17,643,887	17,629,000
	1.60%	9/14/12	11/16/12	47,715,024	47,679,000
	1.60%	9/19/12	11/19/12	37,526,003	37,506,000
	1.60%	9/26/12	11/27/12	3,581,796	3,581,000
	1.60%	9/25/12	11/26/12	7,922,056	7,921,000
	1.60%	9/28/12	12/3/12	8,541,000	8,541,000
	1.60%	9/28/12	12/3/12	52,186,000	52,186,000
Deutsche Bank	(0.50)%	6/29/12	6/28/14	5,066,377	5,073,000
	0.60%	8/28/12	11/28/12	3,691,090	3,689,000
	0.60%	9/25/12	1/2/13	5,072,254	5,072,000
	0.75%	7/5/12	10/5/12	3,704,780	3,698,000
	0.75%	9/25/12	1/2/13	43,172,698	43,170,000
	0.80%	9/10/12	12/6/12	6,626,091	6,623,000
	0.85%	7/5/12	10/5/12	7,062,644	7,048,000
Goldman Sachs	0.75%	9/14/12	10/11/12	25,359,980	25,351,001
JPMorgan Chase	1.647%	8/10/12	10/31/12	19,341,905	19,296,000
	1.647%	8/13/12	10/31/12	8,824,739	8,805,000
	1.647%	8/15/12	10/31/12	13,909,846	13,880,000
Morgan Stanley	1.35%	7/30/12	10/30/12	16,002,718	15,965,000
Royal Bank of Canada	1.408%	9/10/12	12/11/12	8,362,863	8,356,000
	1.431%	8/23/12	11/27/12	11,688,091	11,670,000

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	75

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

5. Investments in Securities (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
	1.431%	8/27/12	11/27/12	$2,412,352	$2,409,000
	1.437%	8/8/12	11/9/12	22,935,330	22,886,000
	1.442%	8/2/12	11/7/12	57,121,953	56,985,000
	1.447%	7/30/12	11/1/12	19,198,492	19,150,000
	1.447%	8/15/12	10/9/12	3,506,612	3,500,000
	1.447%	8/15/12	11/2/12	3,977,500	3,970,000
	1.447%	8/16/12	11/1/12	5,162,528	5,153,000
	1.447%	8/17/12	11/2/12	4,804,675	4,796,000
	1.448%	8/13/12	10/29/12	11,244,117	11,222,000
	1.448%	8/15/12	10/29/12	5,871,078	5,860,000
	1.448%	8/16/12	10/29/12	5,377,932	5,368,000
	1.448%	8/24/12	10/29/12	3,403,194	3,398,000
	1.451%	8/17/12	10/26/12	15,347,787	15,320,000
	1.46%	8/13/12	10/9/12	4,997,912	4,988,000
	1.46%	8/14/12	10/9/12	17,517,032	17,483,000
	1.46%	8/20/12	10/9/12	4,958,431	4,950,000
	1.937%	9/25/12	12/11/12	6,735,173	6,733,000
Royal Bank of Scotland	1.217%	9/27/12	10/26/12	20,946,832	20,944,000
	1.227%	9/14/12	10/16/12	5,440,151	5,437,000
	1.567%	9/25/12	10/24/12	2,162,565	2,162,000
	1.569%	9/20/12	10/19/12	45,722,910	45,701,000
	1.578%	9/7/12	10/5/12	9,699,193	9,689,000
	1.771%	9/5/12	12/5/12	6,681,535	6,673,000
UBS	0.48%	7/24/12	10/24/12	19,519,728	19,501,786
	0.65%	6/22/12	12/21/12	29,014,815	28,962,000
	0.70%	6/22/12	12/21/12	13,484,430	13,458,000
	0.73%	7/24/12	10/24/12	9,861,758	9,847,979
	0.78%	7/24/12	10/24/12	13,618,790	13,598,460
	1.316%	9/25/12	10/17/12	7,134,564	7,133,000
	2.617%	9/26/12	10/4/13	3,236,176	3,235,000
					$1,167,197,914

Global StocksPLUS®:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.40%	9/14/12	12/14/12	$1,303,466	$1,303,220
	0.60%	7/16/12	10/16/12	2,806,598	2,803,000
	0.60%	7/20/12	10/22/12	3,426,164	3,422,000
	0.60%	8/27/12	11/27/12	623,363	623,000
	0.60%	9/20/12	12/20/12	1,082,198	1,082,000
	0.65%	9/14/12	10/18/12	1,771,544	1,771,000
	0.66%	7/11/12	10/11/12	984,478	983,000
	0.80%	7/16/12	10/16/12	2,766,727	2,762,000
	0.80%	8/16/12	11/15/12	1,106,129	1,105,000
	0.80%	8/21/12	11/15/12	3,882,534	3,879,000

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
76	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

5. Investments in Securities (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
	0.80%	9/7/12	10/16/12	$2,561,365	$2,560,000
Deutsche Bank	(0.25)%	9/7/12	9/6/14	1,657,724	1,658,000
	0.62%	8/22/12	11/21/12	3,211,211	3,209,000
	0.65%	7/11/12	10/11/12	1,058,565	1,057,000
	0.65%	8/10/12	11/8/12	618,580	618,000
	0.65%	9/6/12	12/6/12	1,542,696	1,542,000
	0.75%	8/10/12	11/8/12	3,034,283	3,031,000
	0.77%	9/17/12	12/17/12	3,874,160	3,873,000
	0.80%	7/5/12	10/5/12	2,994,845	2,989,000
	0.80%	7/11/12	10/11/12	3,294,993	3,289,000
	0.80%	8/1/12	10/22/12	1,130,531	1,129,000
	0.80%	8/9/12	11/8/12	982,155	981,000
	0.80%	8/10/12	11/8/12	1,662,919	1,661,000
	0.80%	8/14/12	11/16/12	2,662,837	2,660,000
	0.80%	8/17/12	11/19/12	2,995,993	2,993,000
	0.80%	9/10/12	12/6/12	3,034,415	3,033,000
Goldman Sachs	0.33%	9/13/12	10/11/12	32,510,365	32,505,000
JPMorgan Chase	0.80%	7/25/12	10/25/12	1,140,721	1,139,000
Morgan Stanley	1.35%	7/9/12	10/10/12	785,466	783,000
	1.35%	8/28/12	10/30/12	2,624,342	2,621,000
Royal Bank of Scotland	1.128%	9/11/12	10/10/12	1,468,920	1,468,000
	1.228%	9/10/12	10/9/12	1,442,032	1,441,000
	1.228%	9/11/12	10/10/12	5,211,553	5,208,000
	1.578%	9/10/12	10/9/12	449,413	449,000
UBS	0.54%	7/20/12	10/26/12	1,946,129	1,944,000
	0.70%	8/29/12	2/28/13	4,953,176	4,950,000
					$108,524,220

The weighted average daily balance of reverse repurchase agreements outstanding during the six months ended September 30, 2012 for Dynamic Income, Global StocksPLUS® and High Income was $570,602,507, $112,975,908 and $71,663,079, respectively, at a weighted average interest rate of 1.09%, 0.67% and 0.67%, respectively. The total market value of underlying collateral (refer to the Schedules of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at September 30, 2012 was $1,474,744,864 and $117,315,722 for Dynamic Income and Global StocksPLUS®, respectively.

At September 30, 2012, Dynamic Income and Global StocksPLUS® held $4,065,315 and $890,953 in principal value of U.S. Treasury Obligations as collateral for open reverse repurchase agreements. Dynamic Income held $4,668,948 in Mortgage-Backed Securities and $14,080,000 in cash as collateral for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedules of Investments.

(h) Sale-buybacks for the six months ending September 30, 2012:

The weighted average borrowing for sale-buybacks during the six months ended September 30, 2012 for Global StocksPLUS® was $795,376 at a weighted average interest rate of 0.22%.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	77

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

6. Income Tax Information

At September 30, 2012, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written) for federal income tax purposes were:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Dynamic Income	$2,237,807,782	$172,044,628	$8,569,401	$163,475,227
Global StocksPLUS®	217,549,706	29,885,758	3,093,869	26,791,889
High Income	1,101,486,619	195,447,563	13,694,151	181,753,412

Differences, if any, between book and tax cost basis were attributable to wash sale loss deferrals.

7. Auction-Rate Preferred Shares — High Income

High Income has 2,336 shares of Preferred Shares Series M, 2,336 shares of Preferred Shares Series T, 2,336 shares of Preferred Shares Series W, 2,336 shares of Preferred Shares Series TH and 2,336 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the six months ended September 30, 2012, the annualized dividend rates ranged from:

	High	Low	At September 30, 2012
Series M	0.240%	0.075%	0.176%

Series T	0.240%	0.045%	0.160%

Series W	0.240%	0.030%	0.144%

Series TH	0.208%	0.075%	0.160%

Series F	0.208%	0.075%	0.160%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, the 7-day “AA” Financial Composite Commercial Paper Rate multiplied by a minimum of 160%, depending on the credit rating of the ARPS (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

In July 2012, Moody’s Investor Service (“Moody’s”) downgraded its ratings for each series of the High Income’s Preferred Shares from Aa3 to A1.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
78	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Notes to Financial Statements

September 30, 2012 (unaudited)

8. Transfer Agent Change

American Stock Transfer & Trust Company, LLC (“AST”) assumed responsibility as the Funds’ transfer agent effective September 17, 2012 (the “Effective Date”). The amended Dividend Reinvestment Plan (the “Plan”) and AST’s role as transfer agent for Participants under the Plan commenced as of the Effective Date.

9. Subsequent Events

On October 1, 2012, the following dividends were declared to common shareholders payable November 1, 2012 to shareholders of record on October 11, 2012:

Dynamic Income	$0.177 per common share
Global StocksPLUS®	$0.18335 per common share
High Income	$0.121875 per common share

On November 1, 2012, the following dividends were declared to common shareholders payable December 3, 2012 to shareholders of record on November 13, 2012:

Dynamic Income	$0.177 per common share
Global StocksPLUS®	$0.18335 per common share
High Income	$0.121875 per common share

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	79

PIMCO Dynamic Income Financial Highlights
For a share outstanding for the period May 30, 2012* through September 30, 2012 (unaudited)

Net asset value, beginning of period	$23.88

Investment Operations:
Net investment income	0.87
Net realized and unrealized gain on investments, swaps and foreign currency transactions	3.83
Total from investment operations	4.70

Dividends to Shareholders from Net Investment Income	(0.53)

Share Transactions:
Offering costs charged to paid-in capital in excess of par	(0.03)
Net asset value, end of period	$28.02
Market price, end of period	$28.23
Total Investment Return (1)	15.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,263,990
Ratio of expenses to average net assets, including interest expense (2)	2.30	%(3)
Ratio of expenses to average net assets, excluding interest expense (2)	1.78	%(3)
Ratio of net investment income to average net assets	10.31	%(3)
Portfolio turnover rate	14%

*	Commencement of operations.
(1)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)	Interest expense relates to participation in reverse repurchase agreement transactions.
(3)	Annualized.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
80	PIMCO High Income Fund Semi-Annual Report | 9.30.12 | See accompanying Notes to Financial Statements.

PIMCO Global StocksPLUS® & Income Financial Highlights

For a share outstanding throughout each period:

	Six Months ended September 30, 2012		Year ended March 31,
	(Unaudited)		2012	2011	2010	2009		2008
Net asset value, beginning of period	$12.57		$14.88	$12.52	$6.59	$22.88		$27.56
Investment Operations:
Net investment income	0.69		1.61	1.75	1.24	0.63		1.22
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, securities sold short, unfunded loan commitments and foreign currency transactions	0.90		(1.72)	2.81	6.89	(12.03)		(2.88)
Total from investment operations	1.59		(0.11)	4.56	8.13	(11.40)		(1.66)
Dividends and Distributions to Shareholders from:
Net investment income	(1.10)		(2.20)	(2.20)	(1.66)	(2.82)		(2.61)
Net realized gains	–		–	–	–	(2.07)		(0.41)
Return of capital	–		–	–	(0.54)	–		–
Total dividends and distributions to shareholders	(1.10)		(2.20)	(2.20)	(2.20)	(4.89)		(3.02)
Net asset value, end of period	$13.06		$12.57	$14.88	$12.52	$6.59		$22.88
Market price, end of period	$22.18		$20.18	$24.48	$19.05	$8.64		$22.20
Total Investment Return (1)	16.05%		(8.00)%	43.45%	155.94%	(40.72)%		(8.02)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$134,545		$128,952	$150,881	$125,370	$64,444		$214,858
Ratio of expenses to average net assets, including interest expense (3)	2.88	%(4)	2.71%	2.81%	2.90%	3.25	%(2)	3.14	%(2)
Ratio of expenses to average net assets, excluding interest expense (3)	2.25	%(4)	2.12%	2.20%	2.32%	1.88	%(2)	1.51	%(2)
Ratio of net investment income to average net assets	11.46	%(4)	12.70%	13.07%	12.27%	3.43%		4.62%
Portfolio turnover rate	11%		90%	80%	135%	214%		156%

(1)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each period reported. Dividends, capital gains and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(o) in Notes to Financial Statements).
(3)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(4)	Annualized.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 9.30.12 |	PIMCO High Income Fund Semi-Annual Report	81

PIMCO High Income Fund Financial Highlights

For a common share outstanding throughout each period:

	Six Months ended September 30, 2012		Year ended March 31,
	(Unaudited)		2012	2011	2010	2009		2008
Net asset value, beginning of period	$7.87		$9.42	$8.73	$3.49	$11.28		$15.19
Investment Operations:
Net investment income	0.43		0.96	1.13	1.13	1.37		1.71
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	0.74		(1.05)	1.03	5.58	(7.55)		(2.64)
Total from investment operations	1.17		(0.09)	2.16	6.71	(6.18)		(0.93)
Dividends and Distributions on Preferred Shares from:
Net investment income	–	*	– *	(0.01)	(0.01)	(0.15)		(0.36)
Net realized gains	–		–	–	–	–		(0.04)
Total dividends and distributions on preferred shares	–	*	– *	(0.01)	(0.01)	(0.15)		(0.40)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.17		(0.09)	2.15	6.70	(6.33)		(1.33)
Dividends and Distributions to Common Shareholders from:
Net investment income	(0.73)		(1.39)	(1.46)	(1.39)	(1.46)		(1.46)
Net realized gains	–		–	–	–	–		(1.12)
Return of capital	–		(0.07)	–	(0.07)	–		–
Total dividends and distributions to common shareholders	(0.73)		(1.46)	(1.46)	(1.46)	(1.46)		(2.58)
Net asset value, end of period	$8.31		$7.87	$9.42	$8.73	$3.49		$11.28
Market price, end of period	$14.00		$12.84	$14.01	$12.24	$5.57		$11.72
Total Investment Return (1)	15.35%		3.28%	28.94%	156.33%	(42.27)%		(10.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000s)	$1,017,800		$960,496	$1,138,186	$1,046,236	$412,833		$1,319,726
Ratio of expenses to average net assets, including interest expense (2)(4)	1.09	%(5)	1.16%	1.11%	1.25%	1.64	%(3)	1.53	%(3)
Ratio of expenses to average net assets, excluding interest expense (2)(4)	1.06	%(5)	1.07%	1.04%	1.15%	1.62	%(3)	1.32	%(3)
Ratio of net investment income to average net assets (2)	10.94	%(5)	11.76%	12.74%	16.69%	17.16%		12.49%
Preferred shares asset coverage per share	$112,138		$107,233	$122,446	$114,573	$55,773		$61,644
Portfolio turnover rate	36%		24%	89%	138%	261%		99%

*	Less than $(0.005) per common share.
(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends, capital gains and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(o) in Notes to Financial Statements).
(4)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(5)	Annualized.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
82	PIMCO High Income Fund Semi-Annual Report | 9.30.12 | See accompanying Notes to Financial Statements.

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Annual Shareholder Meeting Results/Proxy Voting Policies & Procedures (unaudited)

Global StocksPLUS® – Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on July 19, 2012.

Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Hans W. Kertess – Class I to serve until the Annual Meeting for the 2014 – 2015 fiscal year	8,942,865	298,483

Re-election of William B. Ogden, IV – Class I to serve until the Annual Meeting for the 2014 – 2015 fiscal year	8,942,518	298,830

The other members of the Board of Trustees as of the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson, John C. Maney† and Alan Rappaport, continued to serve as Trustees of the Fund.

†  Interested Trustee

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	83

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

Dynamic Income:

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Investment Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”). The Trustees met in person on May 7, 2012 (the “contract review meeting”) for the specific purpose of considering whether to approve the Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Trustees, including a majority of the Independent Trustees, concluded that the Agreements should be approved.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services to be performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund, (ii) information on the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser including institutional separate accounts and other clients, (iv) an estimate of the profitability to the Investment Manager and Sub-Adviser from their relationship with the Fund, (v) descriptions of various functions proposed to be performed by the Investment Manager and Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices and administrative services, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager would be responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to meet any reasonably foreseeable obligations under the Agreements.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
84	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s proposed management fee and its projected total expense ratio as a percentage of anticipated average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund was expected to compare to its Lipper peers as to management fee expense and total net expenses. The Trustees noted that while the Fund would not be charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio reflects the effect of expense waivers/reimbursements (although none exist for the Fund) and does not reflect interest expense.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. The Trustees noted that the management fee to be paid by the Fund is generally higher than the fees paid by the Sub-Adviser’s other clients offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as the types of investments the Fund can invest in.

The Trustees also took into account that the Fund intends to use leverage, such as by the use of reverse repurchase agreements, which would increase total assets and thus the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on total managed assets). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to make continuous use of leverage, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Fund’s shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser and the presentations by portfolio managers and determined that the Fund’s use of leverage would be appropriate and in the best interests of the Fund’s shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets following its initial public offering of common shares, so the assets of the Fund are expected to grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services to be provided by the Investment Manager and Sub-Adviser to the Fund.

Global StocksPLUS®:

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Trustees met in person on June 26-27, 2012 (the “contract review meeting”) for

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	85

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2012.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of any comparable portfolios of other clients of the Sub-Adviser, (iv) the estimated profitability to the Investment Manager from its relationship with the Fund for the one year period ended December 31, 2011, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
86	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Fund is not charged a separate administration fee, it was not certain if the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio reflects the effect of expense waivers/reimbursements (although none exist for the Fund) and does not reflect interest expense.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of seven closed-end funds including the Fund. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $121.4 million to $169.9 million, and that five of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked seventh out of seven funds in the expense peer group for total expense ratio based on common share assets, third out of seven funds in the expense peer group for total expense ratio based on common share and leveraged assets combined, seventh out of seven funds in actual management fees based on common share assets and fourth out of seven funds in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked seventh having the highest fees/expenses in the peer group).

With respect to Fund performance (based on net asset value), the Trustees noted that the Fund ranked second out of two funds for the one-year period, first out of two funds for the three-year period and first out of one fund for the five-year period ended February 29, 2012.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of the Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

Because the Sub-Adviser does not manage any funds or institutional separate accounts with investment strategies similar to the Fund, the Trustees did not consider the management fees charged by the Sub-Adviser to other clients.

The Trustees also took into account that the Fund uses leverage, such as by the use of reverse repurchase agreements, which increase total assets and thus the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on total managed assets). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have leverage outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand and the Fund’s shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser and the presentations by portfolio managers and determined that the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund’s shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager from its relationship with the Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	87

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

High Income:

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Trustees met in person on June 26-27, 2012 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2012.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of any comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients; (iv) the estimated profitability to the Investment Manager from its relationship with the Fund for the one year period ended December 31, 2011, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
88	PIMCO High Income Fund Semi-Annual Report | 9.30.12

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Fund is not charged a separate administration fee, it was not certain if the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio reflects the effect of expense waivers/reimbursements (although none exist for the Fund) and does not reflect interest expense.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of six closed-end funds, including the Fund. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the six funds in the peer group ranged from $59.5 million to $991.3 million, and that no other fund is larger in asset size than the Fund. The Trustees also noted that the Fund was ranked second out of six funds in the expense peer group for total expense ratio based on common share assets and based on common share and leveraged assets combined, fourth out of six funds in actual management fees based on common share assets and fifth out of six funds in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked sixth having the highest fees/expenses in the peer group).

With respect to Fund performance (based on net asset value), the Trustees noted that the Fund had fifth quintile performance for the one-year period, first quintile performance for the three-year period and third quintile performance for the five-year period ended February 29, 2012.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of the Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
9.30.12 |	PIMCO High Income Fund Semi-Annual Report	89

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

The Trustees also considered the management fees charged by Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund are generally higher than the fees paid by these clients of the Sub-Adviser, but the Trustees were advised by the Sub-Adviser that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund are also relatively higher, due in part to the more extensive regulatory regime to which the Fund are subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund are generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as those associated with the use of leverage and meeting a regular dividend level.

The Trustees also took into account that the Fund has preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on the Fund’s net assets, including any assets attributable to preferred shares outstanding). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Fund’s shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser and the presentations by portfolio managers and determined that the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund’s shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager from its relationship with the Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

PIMCO Dynamic Income Fund
PIMCO Global StocksPLUS® & Income Fund
90	PIMCO High Income Fund Semi-Annual Report | 9.30.12

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Deborah A. DeCotis	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
Alan Rappaport	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go www.allianzinvestors.com/edelivery.

AGI-2012-09-28-4752

AZ607SA_093012

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6. INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required in this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Dynamic Income Fund

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date:	November 29, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	November 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date:	November 29, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	November 29, 2012